                                   EVERGREEN
                                 VARIABLE TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1997



                             (Evergreen Funds logo)

                             EVERGREEN VARIABLE TRUST
                                EVERGREEN VA FUND
--------------------------------------------------------------------------------

A REPORT FROM YOUR
PORTFOLIO MANAGER

STEPHEN A. LIEBER

The Evergreen VA Fund provided a 37.2% return in 1997, as compared with 22.4% for the Russell 2000 Index, used as a benchmark for comparability. A significant portion of the Fund's 105 equity holdings provided exceptional leadership returns. The largest increases were in the shares of Arterial Vascular Engineering, Inc., Chancellor Media Corp., and Inter-Tel, Inc., up 318.1%, 197.2%, and 104.5%, respectively for the twelve months ended December 31, 1997. The top twenty performers provided a gain of over 58.0%. They represented a diverse group of industries, including four banks. Corporations experiencing a favorable turnaround in their operations were also a major contributor, led by Furon Co., ADFlex Solutions, Inc., Input/Output, Inc., and Robbins & Myers, Inc., up 96.4%, 67.6%, 60.8%, and 58.5%, respectively for the year.

A number of significant gains were realized during the year, ranging up to 147.8% for the holdings in Medic Computer Systems, Inc., 131.2% for the holdings in Analytical Surveys, Inc., 115.5% for the holdings in Microsoft Corp., and 104.7% for the holdings in Jones Apparel Group, Inc.

Mergers and acquisitions played a favorable role among the Fund's holdings, with several completed transactions including: American Medical Response Inc., with a gain of 41.1%, Kysor Industrial Corp., with a gain of 40.3%, Living Centers of America, Inc., with a gain of 27.4%, Renaissance Hotel Group N.V., with a gain of 21.9%, and with substantial increases in value through completed mergers in the case of Evans Withycombe Residential, Inc., and Verifone, Inc. Significant declines in value occurred in a limited, diverse group of companies. Sizable losses included Atmel Corp., a semi-conductor producer, down 39.1%, Aspect Telecommunications Corp., down 34.1%, St. Jude Medical, Inc., down 28.4%, Morgan Products, Ltd., down 27.8%, Andrew Corp., down 27.6%, Columbia /HCA Healthcare Corp., down 27.3%, Harman International Industries, Inc., down 26.9%, American Business Information, Inc., down 24.3%, and Commonwealth Industries, Inc., down 21.9%. Realized losses were limited to three issues, with the largest, Oxford Health Plans, Inc., held briefly, with a 28.3% loss.

We have endeavored to build this portfolio as a diversified group of holdings of undervalued growth stocks. It ranges widely in industries, focusing on investing in growth opportunities with exceptionally conservative valuation. Through this approach, we have held selectively among major companies, including positions in the great health care companies, Johnson & Johnson, and Merck & Co., Inc., which have provided sizable value increases for the Fund. We have also sought participation in important technological opportunities, with commitments in Intel Corp., Sun Microsystems, Inc., Cisco Systems, Inc., and a group of smaller, but pivotal research driven specialists such as Andrew Corp., Inter-Tel, Inc., Reliability, Inc., and SMART Modular Technologies, Inc.

Expecting a low rate of inflation and declining interest rates, the Fund has been positioned in a number of rate sensitive and financial investments, ranging from banks and thrifts, such as Comerica, Inc., and First of America Bank Corp. in Michigan, to First Palm Beach Bancorp, Inc. and Seacoast Banking Corp. of Florida Cl. A. in Florida, and Hibernia Corp. Cl. A in Louisiana. In the real estate and residential construction fields, the Fund has benefited by significant positions in Starwood Lodging Trust, Countrywide Credit Industries, Inc., Clayton Homes, Inc., and Toll Brothers, Inc. Medical technology opportunities in the portfolio investments include Arterial Vascular Engineering, Inc., Beckman Instruments, Inc., Maxxim Medical, Inc., and Stryker Corp. Overall, the selection of investments has been based both on macro views as to the trend of the economy and individual industry outlooks, as well as on the underlying dynamics of individual corporations.

We anticipate that these strategies will continue to be rewarding for the Fund's shareholders in 1998, and in the years ahead.

                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------

A REPORT FROM YOUR
PORTFOLIO MANAGER

STEPHEN A. LIEBER

The Evergreen VA Foundation Fund provided a 1997 return of 27.8%, compared with 19.0% for the Lipper Analytical Services Balanced Fund Average. The Fund experienced a positive performance, both in its equities and in its U.S. Treasury bond investments.

The Fund was managed to combine both an equity and a fixed income portfolio, using a strategy aimed at capital appreciation in both sectors, and varying the asset allocation between the two in line with expected opportunities. Through the year, the bulk of the commitment was on the equity side, although both stocks and bonds provided capital appreciation for the Fund. The stock performance was led by a diverse group of companies, with particular strength in those sectors which might be described as interest sensitive; including banking, brokerage, residential construction, and insurance. The top ten equity performances for the year were: Crescent Operating, Inc., +46.2%, First of America Bank Corp., +31.2%, Continental Homes Holding Corp., +23.6%, Cendant Corp., +20.4%, Legg Mason, Inc., +15.6%, Applied Power, Inc., +13.1%, Merck & Co., Inc., +12.3%, Schulman (A), Inc., +12.2%, Raymond James Financial, Inc., +11.2%, and Crestar Financial Corp., +10.9%.

The portfolio results included a sizable number of substantial profits. The top ten ranged from a 173.5% gain in Microsoft Corp., held over a fifteen-month period, to a 33.8% gain in Conrail, Inc., held over a twelve-month period. Several major increases in value were accomplished through mergers and acquisitions. Among those acquisitions were Conrail, Inc., Standard Federal Bancorporation, Inc., Living Centers of America, Inc., Columbus Realty Trust, Evans Withycombe Residential, Inc., Pacific Greystone Corp., HFS Inc., and PHH Corp. Only two losses were recorded, one of 2.5% in Frontier Corp., and one of 7.1% in FlightSafety International, Inc., when it was acquired by Berkshire Hathaway, Inc. The largest purchases made during the year, among equities, were in the shares of two banks, Bankers Trust Corp., and Amsouth Bancorp. A portion of the Bankers Trust Corp. shares were sold in five months with a gain of 59.6%, while the Amsouth Bancorp. shares were retained in the portfolio. On the fixed income side, the largest purchase made in October, U.S Treasury 6.00% due 2026, provided 5.2% appreciation by year-end. There were no losses in the Fund's bond market holdings.

The strategy to be employed for the Fund in 1998 will be a continuation of the focus on purchasing common stocks with growth potential at times of comparative undervaluation. This has proven a rewarding strategy in 1997. We anticipate that in 1998 there will be considerable searching for stocks promising exceptional corporate earnings performance, as well as for undervalued companies. The fixed income positioning of the Fund has correctly anticipated the decline in interest rates to-date and will remain flexible in asset allocation, seeking to benefit by indicated interest rate trends.

                             EVERGREEN VARIABLE TRUST
                       EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

A REPORT FROM YOUR
PORTFOLIO MANAGERS

STEPHEN A. LIEBER
GARY BUESSER

Effective July 31, 1997, the portfolio management of Evergreen VA Growth and Income Fund changed. The Fund is now managed by Stephen A. Lieber, Chairman and Founder of Evergreen Asset Management Corp., and Gary Buesser, Vice President and Portfolio Manager of Evergreen Asset Management Corp. Mr. Buesser joined Evergreen Asset Management in January 1996. While the management of the Fund has changed, its investment objective has not. Evergreen VA Growth and Income Fund seeks to achieve a return comprised of capital appreciation in the value of its shares and current income.

The VA Growth and Income Fund had a strong year in 1997. The Fund's total return of 34.7% outperformed stock market indices. In 1997, large capitalization stocks outperformed the mid-cap and small-cap stocks. The S & P 500 Index (large-cap) had a total return of 33.3% compared to the Russell Mid-Cap Index's return of 29% and the Russell 2000 Index's (small-cap) return of only 22.4%.

1997 provided near perfect conditions for equity investors in the U.S. Economic growth was more than 3.5%, unemployment rates fell below 5%, and inflation (CPI) was less than 2%, its lowest level in years. U.S. corporations experienced outstanding earnings growth of 11% to 12%. Strong economic growth, low inflation and robust corporate profitability led to excellent stock market returns. An additional positive was the decline in 30 year Treasury bond rates from 6.6% at the beginning of the year, to 5.9% at the end of the year, one of the lowest rate levels in 30 years.

PORTFOLIO HIGHLIGHTS

The strongest sector performance during the year for the Fund was realized in the following industry groups: Banks (+40%)/ Savings and Loans (+70%), Business Equipment and Services (+50%), and Publishing, Broadcasting, and Entertainment (+58%).

The Bank/Thrift industry groups benefited from strong economic growth, low inflation and the decline in interest rates. Bank stocks produced robust earnings growth with high loan portfolio quality. Susquehanna Bancshares, Inc. and Webster Financial Corp. had returns of 65% and 81%, respectively.

The Business Equipment and Services group generated very strong gains for the year with Compuware Corp. and Platinum Technology Corp. up 158% and 111%, respectively. Compuware, Corp. one of the largest client/server software vendors beat analysts' earnings expectations due to strong client/server and Year 2000 software sales. Platinum Technology Corp., a software/server provider of database management and warehouse solutions, experienced an earnings turnaround in 1997 due to new products and cost reduction efforts.

The Publishing, Broadcasting and Entertainment group had strong cash flow growth combined with the continuation of merger and acquisition activity in all three of these industries. Two radio stocks were up more than 90%, Jacor Communications, Inc. and American Radio Systems Corp. Cl. A. Both companies made acquisitions in 1997 that improved their market positions and cash flow potential in their major market locations.

Other strong performers in 1997 include: Kansas City Southern Industries, Inc. +111%, McKesson Corp. +103%, Carson Pirie Scott & Co. +98% (acquired by Proffitt's, Inc.), Schlering Plough Corp. +91%, Warner Lambert Co. +80%, and two oil-field service stocks Reading & Bates Corp. (acquired by Falcon Drilling Co., Inc.) and Halliburton Co., up 76% and 72%, respectively.

ECONOMIC/MARKET OUTLOOK

The greatest concern among investors as we begin the new year is whether U.S. corporations can continue to produce strong earnings growth in the face of a probable slowdown in U.S. economic growth and the negative impact of the unquantifiable Asian situation.

We believe 1998 will provide a good market environment for our value investment approach. Our investment style seeks quality companies with above-average growth prospects when they are undervalued in relation to a company's asset value, cash flow and earnings potential. We look for a catalyst for change in the companies that we purchase, such as new management, new products, restructuring potential and earnings turnaround to close the undervaluation gap.

Wall Street analysts at the beginning of the year forecast earnings growth of 13% for the S&P 500 in 1998, above our expectations given the prospect of slower U.S. economic growth and the negative impact on corporate profitability due to the problems in Asia. This environment will provide many opportunities for our bargain hunting value approach to buy quality companies when they are out-of-favor.

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

A REPORT FROM YOUR
PORTFOLIO MANAGERS

STEPHEN A. LIEBER
EDWIN D. MISKA

PERFORMANCE

Evergreen VA Global Leaders Fund concluded its first year of operations with a solid year of performance relative to the world's stock and currency markets. The Fund returned 8.80% for the period since its inception on March 6, 1997 to December 31, 1997. This was lower than the return of the MSCI World Index (GDP weighted), which returned 11.52%, but higher than the MSCI EAFE Index, which returned 2.48%. Several factors contributed to this slight underperformance, including high initial start-up and trading costs, given the Fund's modest asset size, the effects of foreign currency translation, and turmoil in the Asian markets.

Overall, despite bouts of volatility exacerbated by regional economic issues during the year, the principal markets in which your Fund invests registered solid performance. Seventeen of the 23 countries in the MSCI World Index boasted positive returns in U.S. dollars for the fiscal period. The strongest market was Switzerland, with a 37.49% return. Other standouts included Italy with a gain of 35.46%, Spain registering returns of 30.23%, Denmark with a return of 28.81%, and the United States with a 22.77% return. Only the countries of the Far East region had negative results.

INVESTMENT PHILOSOPHY

The Fund continued its disciplined strategy of seeking out what we believed to be the "100 best companies in the world" based on our quantitative and qualitative analyses. Against a backdrop of a global economic environment that was generally favorable towards equity investing, the Fund successfully implemented this strategy by focusing on companies whose financial performance and product and service-reach distinguish them as "leaders" within their markets. We continued to concentrate on building a portfolio of companies which have been and are consistently profitable, exhibit a strong pattern of sustained earnings growth, both historical and prospective, generate the highest returns on shareholders' equity and are appropriately priced, offering the most value relative to other similar issues. When reviewed within a global, country, and industry perspective, these characteristics generally identify the most successful corporations representing exceptional investment opportunities. The Fund has also sought to correctly optimize country and currency exposures based on a rigorous review of global macroeconomic and political factors. This combination of a diligent, qualitative stock selection process, strong value oriented discipline, and a structured economic review has helped the Fund maximize shareholder returns.

REGIONAL REVIEW-- UNITED STATES

Lead by the strength of the U.S. economy, where fears of higher interest rates had abated amidst strengthening consumer demand, low unemployment, and almost non-existent inflationary pressures, corporate earnings continued to be buoyant and made for rising expectations, encouraging strong investment participation. Strength of the U.S. dollar vis a vis the world's currencies reflected this bullish sentiment. The Fund benefited from its U.S. weighting (34.3% at year end) and outperformance of its U.S. holdings which were up 28.36% for the fiscal year. Top performers were major names, that have shown an ability to achieve consistently outstanding results, from a diverse group of industries. For example, from technology: Computer Associates International Inc. +87.9%, Cisco Systems Inc. +47.2%, and Compaq Computer Corp. +44.3%. From the consumer sector:
Home Depot Inc. +52.6%, Gap Inc. +51.6%, Carnival Corp. +47.4%, Wal-Mart Stores Inc. +44.8%, and Mattel, Inc. +41.0%. From financial services: SunAmerica Inc. +56.1%, and Schwab (Charles) & Co. Inc. +50.4%. In total the Fund benefited from broad based strength, as 30 of the 36 U.S. positions held at fiscal year end registered positive performance, with 24 returning in excess of 20%.

REGIONAL REVIEW-- INTERNATIONAL

Exacting similar results from the Fund's foreign holdings was a challenge, as both macroeconomic factors within regions and a difficult currency exchange environment dampened overall return potential. The Fund's international holdings returned lower absolute results when compared to the U.S. portion (up 0.10% for the fiscal year), and slightly lower results on a relative basis when measured against the MSCI EAFE Index which returned 2.48%. The Fund maintained a diversified portfolio of 75 issues from 15 countries representing 52% of the Fund's assets. Two major factors contributed towards mitigating overall results: currency volatility and regional economic instability within Far East Asia. The unwavering strength of the U.S. dollar continued to exact a toll on local performance gains, as the U.S. dollar appreciated against all currencies except the British

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

pound. As measured by Morgan Stanley Capital International, the MSCI World Index suffered a 6.6% impact from currency exchange changes on return between local and US dollar adjusted returns. As your Fund was not actively engaged in currency hedging during the year due to its asset size, the same approximate impact resulted.

The turmoil from regional economic instability which began during the year in the emerging markets economies of Thailand, Indonesia, and Korea spilled over to neighboring nations Hong Kong, China, Japan, and Malaysia at fiscal year end, causing not only regional but also worldwide market instability and volatility.

While the Fund benefited on a relative basis from its overall small allocation of assets in the region, the overall performance impact was negative despite having minimal attribution on overall portfolio results. The Fund did have an exceptional return from its allocation in Japan (3.7% of net assets) which, despite a lackluster domestic equity economy and uncertain regional environment, managed to return +9.6% versus -16.75% for the MSCI Japan country index. Shares of the Fund's largest foreign holdings bucked the negative sentiment and traded up on strong fundamentals: Seven-Eleven Japan was up 24.4% and Nintendo returned 30.1%.

Among other individual countries, returns from Belgium (+18.0%), Germany (+20.0%), Great Britain (+9.5%), Denmark (+9.2%) and Sweden (+10.6%) contributed positively, while shares in Malaysia (-80.2%), Hong Kong (-31.9%), and Australia (-28.6%) were particularly weak. Among individual issues, positives for the year included German industrial process software giant SAP AG which was up 90.8%, and was the Fund's overall best performing stock. From Great Britain banking shares Lloyds TSB Group Plc was up +51.7%, mobile phone operator Vodafone Group Plc was up 43.1%, and pharmaceutical firm Smithkline Beecham Plc was up 37.2%. Other standouts included from Sweden, European clothing retailer Hennes & Mauritz which returned 62.6%, Dutch specialty publisher VNU which returned 28.0% and Italian clothing retailer Benetton Group SpA which returned 40.6%.

CONCLUSION

Despite recent regional market volatility and domestic turbulence punctuated by profit growth warnings from selected issues, overall corporate earnings were robust in 1997 and outlooks remain positive for a solid, while not spectacular, year ahead. It will be increasingly difficult for world markets to eclipse the double digit performance of the past three years. Rising valuations and expectations have made the margins for error ever thinner. Therefore, selectivity amongst individual companies and markets will be the key to outperformance. We believe superior performance will be achieved by the companies that consistently demonstrate sustained and visible growth in any economic environment. Firms with superior management and outstanding strong financial wherewithal are better able to seize opportunities created by market uncertainties. Your Fund will be ever vigilant to identify such companies and make them part of your investment portfolio. We will also remain proactive with respect to changing global macro-economic, political and social changes in order to optimize shareholder return and minimize risk. We thank you for your support.

                             EVERGREEN VARIABLE TRUST
                        EVERGREEN VA AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

A REPORT FROM YOUR
PORTFOLIO MANAGER

HAROLD J. IRELAND, JR.

Evergreen VA Aggressive Growth Fund ended its first year at $11.10 (net asset value), and $1,868,314 in total assets. Since our last report to you as of June 30th, the Fund has increased in value 8.1 percent. The Fund had a total return of 11.0% for the period ended December 31, 1997. The fourth quarter was particularly a poor one for this Fund because of its large portfolio commitment to Technology and Oil and Gas Drillers and Services. Technology, as represented by the NASDAQ-100 Index, is off 14% from its high on October 9, 1997. Somewhat more severe, the Standard & Poor's Mid-cap Oil & Gas Drilling Equipment & Services Index is off 24% from its high on October 13, 1997. However, both these indices in spite of their recent price correction increased 21% and 41% respectively, during 1997. Part of the problem is investors' nervousness with the spreading Asian market malaise and its implications of possible slowing of domestic and worldwide economic growth.

The glut of surplus crude, causing a decline in world oil prices, added to investors' uncertainty. At the end of the third quarter, oil stood at $21.18/lb. It ended the year at $17.64/lb., or 17% lower. If the oil commodity price stays depressed, it is possible producers might throttle back their future capital expenditure plans. Even factoring a reduction in profits for the Oil Service industry in 1998, earnings increases will continue, although they probably will not be at previous growth rates. Overall, we believe that the Oil Drilling and Oil Services industries have emerged from a fifteen-year down cycle and have undergone a protracted consolidation and downsizing. These industries are among the very few which have the ability to raise prices to increase profit margins. We believe that the multi-year cycle of earnings growth will support rising stock prices for several years. In addition, new technologies have also made expenditures on oil drilling much more productive than in the past. A higher proportion of major oil company budgets is being allocated to outsourcing, exploration and drilling. The increasing worldwide demand for energy is being spurred by the rapid growth of Eastern Europe and the countries of the former Soviet Union. At the same time, these newly emerging capitalist economies have opened up a great deal of promising land and offshore territory for oil exploration and development. All of the major oil companies are competing for these "frontier" drilling concessions. However, the drilling itself is done by outside contractors. New rigs and trained technicians cannot be developed fast enough to meet demand.

STRATEGY

The Fund's strategy has always been to go with the winners and hold on for the long term. A rigorous quantitative screening process produces a list of candidates for the portfolio and helps separate the contenders from the pretenders. In-depth analysis of the company, its products and/or services, the management team and their past successes and current commitment contribute to the final selection. Finally, careful judgment of each company's franchise and growth opportunity and the current structure of its industry's competition are essential in completing the selection process. Since we believe in sticking with established, dominant companies and do not believe in trading down in quality, our philosophy has led to lower portfolio turnover.

OUTLOOK

Especially encouraging at this time, is the fact that the Fund's portfolio of mid-cap investments is relatively inexpensive as compared to large-cap favorites, i.e. the S & P 500 Index. Based on stock valuation measurement, the PE/G ration, (price earnings multiple divided by estimated five-year future earnings growth) investors today are paying a price earnings multiple of 1.5 times the projected earnings growth for the S & P 100. In contrast, for the stocks in the portfolio of the Evergreen VA Aggressive Growth Fund, we are paying a price earnings multiple of only 0.8 times their projected growth. In the past, discrepancies this wide have been followed by outperformance and it has paid handsomely to own smaller aggressive growth stocks rebounding from such a depressed level.

During the past three years, investors have flocked to large international big-cap stocks at the expense of smaller, faster growing emerging growth companies. It is our belief that 1998 will be the year that this price differential narrows. Compared to strong returns in prior years, this past calendar year was one of performance disappointment. However, despite this short-term volatility, we remain confident that our proven strategy has the potential to continue to produce attractive long-term returns for shareholders.

                             EVERGREEN VARIABLE TRUST
                        EVERGREEN VA STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

A REPORT FROM YOUR
PORTFOLIO MANAGER

PRESCOTT CROCKER

We are pleased to report on the events and strategies that shaped the performance of Evergreen VA Strategic Income Fund since the Fund's inception in March 1997.

Investors with an international perspective witnessed a wide variety of market conditions over the past nine months. We employed the Fund's flexible investment philosophy to emphasize the market sectors that we believe offered the best value and most favorable outlook for risk-adjusted returns. For the period from March 6, 1997 to December 31, 1997, the Fund returned 5.28%. We attribute these results to our careful selection of securities and investment sectors. We believe, however, that performance was limited by the Fund's modest size, a condition largely associated with the recentness of its inception. As of December 31, 1997, the Fund was invested as follows: U.S. Treasury securities:
42%, U.S. high yield securities: 33% and foreign bonds: 14%, and other assets and liabilities, net: 11%.

U.S. investments generated the highest returns of all fixed-income alternatives, worldwide, last year. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in April 1997 and fell to a low of 5.72% in December 1997. Interest rates declined to 20-year lows, driven by the combination of low inflation, steady economic growth, a shrinking federal budget deficit and strong foreign demand. Demand for U.S. Treasuries was particularly strong in the fourth quarter when the Asian crisis unfolded and foreign investors sought U.S. Treasuries as a safe-haven from the turmoil in Asia. The return on U.S. securities increased further for foreign investors, with the dollar strengthening throughout the year. The dollar was particularly strong compared to the German deutschmark, gaining approximately 15.5%-- resulting in a decline of 15 1/2% for the German deutschmark-- from December 31, 1996 to December 31, 1997.

Investors in U.S. high yield bonds also enjoyed a positive investment climate. A healthy business atmosphere and rising stock market set the stage for attractive returns in that sector. Default rates reached a ten-year low, as economic strength helped to improve the creditworthiness of the underlying companies. Further, a growing number of investors were willing to absorb additional credit risk, given the solid economic conditions. Another factor that affected the prices of high yield bonds was the stock market's performance. Like stocks, high yield bonds are more sensitive to credit developments within the underlying companies than they are to changes in interest rates. This similarity has created an historic correlation between the two markets.

In the foreign markets, performance varied between the bonds of developed countries and those of emerging markets. The bonds of developed countries performed well, although returns were offset by their currencies generally losing 8-12% against the U.S. dollar. Conditions in Europe were favorable. Countries continued to meet the rigorous economic, fiscal and monetary standards required for entrance into the European Monetary Union, scheduled for January 1, 1999. The environment in the emerging markets contrasted significantly with the positive scenarios in the U.S. and Europe, however. Emerging market debt was adversely affected by the Asian crisis, as investors anticipated a significant slowdown in the economic growth of these developing countries.

We structured the Fund to reflect these trends by emphasizing investments in U.S. Treasuries and minimizing holdings in foreign securities. The Fund's foreign investments centered on the so-called "high yield" countries, which include the United Kingdom, Denmark and Spain.

Looking forward, we expect economic growth to slow and inflation to remain low. Measured by the consumer price index, the 1997 inflation rate was 1.7%, the lowest level since 1965. We anticipate that the U.S. economy could slow to the 2.5% range from the estimated 4% rate of growth, last year. In this environment, we believe the yield on the benchmark 30-year U.S. Treasury could range between 5.5% to 6.5%.

With this as a backdrop, we intend to focus on U.S. Treasuries and industries that we believe have superior growth potential and pricing opportunity. These include telecommunications, broadcasting and service industries. Given our outlook for low inflation and a slower economy, we expect to de-emphasize commodity-oriented industries and those whose performance coincides with the ups and downs of economic cycles. We also intend to de-emphasize international investments because we believe that sector has the most limited growth prospects. We will continue to monitor opportunities in emerging country debt, however, in anticipation of a resumption in stable economic growth.

                             EVERGREEN VARIABLE TRUST

--------------------------------------------------------------------------------

PERFORMANCE TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE


                               EVERGREEN VA FUND


Comparison of change in value of a $10,000 investment in Evergreen VA Fund, the NASDAQ and the Russell 2000.

(Graph appears here with the following plot points.)


               3/96      6/96       9/96       12/96     3/97     6/97    9/97    12/97
Fund            9,960     10,590    10,851    11,487    11,618  13,530   15,741  $15,760
NASDAQ         10,012     10,771    11,158    10,594    10,030  11,858   13,874  $12,940
Russell 200    10,207     10,717    10,755    11,314    10,733  12,468   14,318  $13,833


A $10,000 investment in Evergreen VA Fund, made on March 1, 1996, (commencement of operations) with all distributions reinvested was worth $15,760 on December 31, 1997. Past performance is no guarantee of future results. The NASDAQ and Russell 2000 indices are unmanaged market indices. These indices do not include transaction costs associated with buying and selling securities nor any management fees.



                          EVERGREEN VA FOUNDATION FUND

Comparison of change in value of a $10,000 investment in Evergreen VA Foundation Fund, the Standard & Poors 500 Index and the Lipper Balanced Fund Average.

(Graph appears here with the following plot points.)


               3/96      6/96       9/96       12/96     3/97     6/97    9/97      12/97
Fund          9,830     10,070     10,470     11,527    11,527   13,056   14,280   $14,735
S&P 500      10,096     10,549     10,875     11,780    12,098   14,207   15,271   $15,662
LBFA         10,038     10,241     10,510     11,095    11,143   12,332   13,129   $13,128


A $10,000 investment in Evergreen VA Foundation Fund, made on March 1, 1996, (commencement of operations) with all distributions reinvested was worth $14,735 on December 31, 1997. Past performance is no guarantee of future results. The Standard & Poors 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees.








                            EVERGREEN VA GROWTH AND
                                  INCOME FUND

Comparison of change in value of a $10,000 investment in Evergreen VA Growth & Income Fund, the Standard & Poors 500 Index and the Lipper Growth & Income Average.

(Graph appears here with the following plot points.)


               3/96      6/96       9/96       12/96     3/97     6/97    9/97     12/97
Fund          10,250    10,710     11,150     11,900    11,839   13,881  16,054    $16,025
S&P 500       10,096    10,549     10,875     11,780    12,098   14,207  15,271     15,662
LG&IFA        10,127    10,388     10,723     11,559    11,753   13,400  14,522     14,432


A $10,000 investment in Evergreen VA Growth and Income Fund, made on March 1, 1996, (commencement of operations) with all distributions reinvested was worth $16,025 on December 31, 1997. Past performance is no guarantee of future results. The Standard & Poors 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees.


                              EVERGREEN VA GLOBAL
                                  LEADERS FUND


Comparison of change in value of a $10,000 investment in Evergreen VA Global Leaders Fund, and the MSCI World Index.


(Graph appears here with the following plot points.)


               3/97      4/97       5/97       6/97     7/97     8/97    9/97       10/97    11/97    12/97
Fund          9,690     9,950      10,599     11,019    11,509   10,669  11,309    10,750   10,869   10,880
MSCIWI        9,788    10,094      10,702     11,222    11,724   10,926  11,505    10,885   11,063   11,184


A $10,000 investment in Evergreen VA Global Leaders Fund, made on March 6, 1997, (commencement of operations) with all distributions reinvested was worth $10,880 on December 31, 1997. Past performance is no guarantee of future results. The MSCI World Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees.

                             EVERGREEN VARIABLE TRUST

--------------------------------------------------------------------------------

PERFORMANCE TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE

                            EVERGREEN VA AGGRESSIVE
                                  GROWTH FUND

Comparison of change in value of a $10,000 investment in Evergreen VA Aggressive Growth Fund, and the NASDAQ Industrial Average.

(Graph appears here with the following plot points.)


               3/97      4/97       5/97       6/97     7/97     8/97    9/97       10/97    11/97    12/97
Fund          9,210      8,630      9,990    10,270    11,110   11,070  11,699     11,600   11,150   $11,100
NASDAQ Ind    9,284      9,092     10,343    10,786    11,496   11,709  12,542     11,570   11,404   $11,135

A $10,000 investment in Evergreen VA Aggressive Growth Fund, made on March 6, 1997, (commencement of operations) with all distributions reinvested was worth $11,100 on December 31, 1997. Past performance is no guarantee of future results. The NASDAQ Industrial average is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees.




                             EVERGREEN VA STRATEGIC
                                  INCOME FUND

Comparison of change in value of a $10,000 investment in Evergreen VA Strategic Income Fund, Lehman Brothers Government Bond Index and Consumer Price Index.


               3/97      4/97       5/97       6/97     7/97     8/97    9/97       10/97    11/97    12/97
Fund          10,030   10,060     10,090      10,121   10,221   10,160  10,371     10,451   10,487  $10,528
LBGBI          9,943   10,055     10,151      10,265   10,453   10,414  10,527     10,650   10,674  $10,760
CPI           10,025   10,038     10,031      10,044   10,054   10,074  10,094     10,114   10,104  $10,092


A $10,000 investment in Evergreen VA Strategic Income Fund, made on March 6, 1997, (commencement of operations) with all distributions reinvested was worth $10,528 on December 31, 1997. Past performance is no guarantee of future results. The Lehman Brothers Government Bond Index (LBGBI) is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index, a measure of inflation, is through December 31, 1997.




HISTORICAL PERFORMANCE INFORMATION:

                                                                      AVERAGE ANNUAL RETURNS             CUMULATIVE RETURNS
                                                                     -------------------------        -------------------------
                                                                                       SINCE                            SINCE
                                                                     ONE-YEAR        INCEPTION        ONE-YEAR        INCEPTION
                                                                     --------        ---------        --------        ---------
Evergreen VA Fund.............................................        37.16%          28.05%*          37.16%            57.54%
Evergreen VA Foundation Fund..................................        27.80%          23.47%*          27.80%            47.33%
Evergreen VA Growth and Income Fund...........................        34.66%          29.23%*          34.66%            60.23%
Evergreen VA Global Leaders Fund..............................           N/A              N/A             N/A           8.80%**
Evergreen VA Aggressive Growth Fund...........................           N/A              N/A             N/A          11.00%**
Evergreen VA Strategic Income Fund............................           N/A              N/A             N/A           5.28%**

* For the period from March 11, 1996 (commencement of operations) to December 31, 1996.
** For the period from March 6, 1997 (commencement of operations) to December
   31, 1997.

                             EVERGREEN VARIABLE TRUST
                                EVERGREEN VA FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  YEAR ENDED
                                                                                                                 DECEMBER 31,
                                                                                                              1997**      1996*
NET ASSET VALUE BEGINNING OF PERIOD........................................................................   $ 11.41    $ 10.00
                                                                                                              --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income....................................................................................      0.06       0.05
  Net realized and unrealized gain on investments..........................................................      4.15       1.44
                                                                                                              --------   --------
Total from investment operations...........................................................................      4.21       1.49
                                                                                                              --------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income....................................................................................     (0.05)     (0.05)
  Net realized gain on investments.........................................................................     (0.68)     (0.03)
                                                                                                              --------   --------
Total distributions........................................................................................     (0.73)     (0.08)
                                                                                                              --------   --------
NET ASSET VALUE END OF PERIOD..............................................................................   $ 14.89    $ 11.41
                                                                                                              --------   --------
Total return...............................................................................................     37.16%     14.90%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...........................................................................................      1.01%      1.00%+
  Total expenses, excluding indirectly paid expenses.......................................................      1.00%      1.00%+
  Total expenses, excluding fee waivers and/or reimbursements..............................................      1.31%      2.38%+
  Net investment income....................................................................................      0.42%      0.87%+
Portfolio turnover rate....................................................................................        32%         6%
Average commission rate paid per share.....................................................................   $0.0576    $0.0661
NET ASSETS END OF PERIOD (THOUSANDS).......................................................................   $21,600    $10,862

 + Annualized.
 * For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
** Calculated using average shares outstanding throughout the period.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  YEAR ENDED
                                                                                                                 DECEMBER 31,
                                                                                                              1997**      1996*
NET ASSET VALUE BEGINNING OF PERIOD........................................................................   $ 11.31    $ 10.00
                                                                                                              --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income....................................................................................      0.26       0.16
  Net realized and unrealized gain on investments..........................................................      2.86       1.37
                                                                                                              --------   --------
Total from investment operations...........................................................................      3.12       1.53
                                                                                                              --------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income....................................................................................     (0.24)     (0.16)
  Distributions in excess of net investment income.........................................................      0.00(a)    0.00
  Net realized gain on investments.........................................................................     (0.65)     (0.06)
                                                                                                              --------   --------
Total distributions........................................................................................     (0.89)     (0.22)
                                                                                                              --------   --------
NET ASSET VALUE END OF PERIOD..............................................................................   $ 13.54    $ 11.31
                                                                                                              --------   --------
Total return...............................................................................................     27.80%     15.30%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...........................................................................................      1.01%      1.00%+
  Total expenses, excluding indirectly paid expenses.......................................................      1.00%      1.00%+
  Total expenses, excluding fee waivers and/or reimbursements..............................................      1.10%      1.72%+
  Net investment income....................................................................................      2.15%      2.70%+
Portfolio turnover rate....................................................................................        26%        12%
Average commission rate paid per share.....................................................................   $0.0675    $0.0675
NET ASSETS END OF PERIOD (THOUSANDS).......................................................................   $31,840    $15,812

 + Annualized.
 * For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
(a) Amount is less than 1/2 of one cent per share.
** Calculated using average shares outstanding throughout the period.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GROWTH AND INCOME FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                  YEAR ENDED
                                                                                                                 DECEMBER 31,
                                                                                                              1997**      1996*
NET ASSET VALUE BEGINNING OF PERIOD........................................................................   $ 11.83    $ 10.00
                                                                                                              --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income....................................................................................      0.08       0.06
  Net realized and unrealized gain on investments..........................................................      4.01       1.84
                                                                                                              --------   --------
Total from investment operations...........................................................................      4.09       1.90
                                                                                                              --------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income....................................................................................     (0.07)     (0.06)
  Net realized gain on investments.........................................................................     (0.56)     (0.01)
                                                                                                              --------   --------
Total distributions........................................................................................     (0.63)     (0.07)
                                                                                                              --------   --------
NET ASSET VALUE END OF PERIOD..............................................................................   $ 15.29    $ 11.83
                                                                                                              --------   --------
Total return...............................................................................................     34.66%     19.00%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses...........................................................................................      1.01%      1.00%+
  Total expenses, excluding indirectly paid expenses.......................................................      1.00%      1.00%+
  Total expenses, excluding fee waivers and/or reimbursements..............................................      1.23%      2.05%+
  Net investment income....................................................................................      0.59%      1.00%+
Portfolio turnover rate....................................................................................        18%         2%
Average commission rate paid per share.....................................................................   $0.0600    $0.0579
NET ASSETS END OF PERIOD (THOUSANDS).......................................................................   $31,088    $14,484

 + Annualized.
 * For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
** Calculated using average shares outstanding throughout the period.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                         PERIOD ENDED DECEMBER 31, 1997*
                                                                                       GLOBAL        AGGRESIVE      STRATEGIC
                                                                                    LEADERS FUND    GROWTH FUND    INCOME FUND
NET ASSET VALUE BEGINNING OF PERIOD..............................................     $  10.00        $ 10.00        $ 10.00
                                                                                      ---------       --------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)**.................................................         0.11          (0.06)          0.32
  Net realized and unrealized gain on investments and foreign currency related
    transactions.................................................................         0.77           1.16           0.21
                                                                                      ---------       --------       -------
Total from investment operations.................................................         0.88           1.10           0.53
                                                                                      ---------       --------       -------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................................................        (0.06)             0          (0.31)
  Net realized gain on investments...............................................        (0.03)             0          (0.02)
                                                                                      ---------       --------       --------
Total distributions..............................................................        (0.09)             0          (0.33)
                                                                                      ---------       --------       --------
NET ASSET VALUE END OF PERIOD....................................................     $  10.79        $ 11.10        $ 10.20
                                                                                      ---------       --------       --------
Total return.....................................................................         8.80%         11.00%          5.28%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses.................................................................         1.05%+         1.06%+         1.02%+
  Total expenses, excluding indirectly paid expenses.............................         1.00%+         1.00%+         1.00%+
  Total expenses, excluding fee waivers and/or reimbursements....................         2.89%+         3.02%+         2.67%+
  Net investment income (loss)...................................................         1.15%+        (0.74)%+        5.34%+
Portfolio turnover rate..........................................................           11%            39%           119%
Average commission rate paid per share...........................................     $ 0.0331        $0.0569            N/A
NET ASSETS END OF PERIOD (THOUSANDS).............................................     $  2,899        $ 1,868        $ 2,204

 + Annualized.
 * For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
** Calculated using average shares outstanding throughout the period.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                                EVERGREEN VA FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------

COMMON STOCKS-- 91.3%
                   BANKS-- 4.8%
   4,000           Comerica, Inc...................... $   361,000
   4,000           F&M National Corp..................     137,250
   3,000           First of America Bank Corp.........     231,375
   4,000           Hibernia Corp. Cl. A...............      75,250
   6,000           Seacoast Banking Corp. of
                     Florida Cl. A....................     231,000
                                                       -----------
                                                         1,035,875
                                                       -----------
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 7.5%
  16,250           Cavalier Homes, Inc................     158,438
  12,500           Clayton Homes, Inc.................     225,000
   5,000           La-Z-Boy Chair Co..................     215,625
   5,000           Lowe's Companies, Inc..............     238,437
   8,000        *  M/I Schottenstein Homes, Inc.......     150,000
  10,000        *  Morgan Products, Ltd...............      53,125
   2,400        *  Palm Harbor Homes, Inc.............      67,800
  27,500        *  Presley Companies (The), Cl. A.....      20,625
  12,000        *  Toll Brothers, Inc.................     321,000
   4,500           US Home Corp.......................     176,625
                                                       -----------
                                                         1,626,675
                                                       -----------
                   BUSINESS EQUIPMENT & SERVICES-- 0.7%
   5,000        *  Zebra Technologies Corp............     148,750
                                                       -----------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 0.8%
   1,000           Schulman (A.), Inc.................      25,125
   4,000           Sigma-Aldrich Corp.................     159,000
                                                       -----------
                                                           184,125
                                                       -----------
                   COMMUNICATION SYSTEMS & SERVICES-- 3.0%
   7,625        *  Andrew Corp........................     183,000
   1,500           Cisco Systems, Inc.................      83,625
   5,000        *  Coherent, Inc......................     175,625
   6,000           Inter-Tel, Inc.....................     116,250
   5,000        *  Powertel, Inc......................      83,750
                                                       -----------
                                                           642,250
                                                       -----------
                   CONSUMER PRODUCTS & SERVICES-- 7.2%
     500        *  Broderbund Software, Inc...........      12,813
   2,700        *  Cendant Corp.......................      92,812
  10,000           Commonwealth Industries, Inc.......     145,000
  30,000        *  Gaylord Container Corp. Cl. A......     172,500
   5,700           Heilig-Meyers Co...................      68,400
   5,000           K2, Inc............................     113,750
   8,000           Lancaster Colony Corp..............     451,000
   7,000           Russ Berrie & Co., Inc.............     183,750
   4,250           Snap-on, Inc.......................     185,406
   3,000           Toro Co. (The).....................     127,875
                                                       -----------
                                                         1,553,306
                                                       -----------
  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   ELECTRICAL EQUIPMENT & SERVICES-- 8.1%
   5,000        *  ADFlex Solutions, Inc.............. $    80,625
   2,000           AMP, Inc...........................      84,000
   6,000        *  Atmel Corp.........................     111,375
   6,000        *  Dupont Photomasks, Inc.............     209,250
   5,000           Fair Issac & Co., Inc..............     166,563
   5,000        *  Hadco Corp.........................     226,250
   8,000           Harman International Industries,
                     Inc..............................     339,500
  12,031        *  Paxar Corp.........................     178,209
   5,000        *  Reliability, Inc...................      68,750
  12,000        *  SMART Modular Technologies, Inc....     276,000
                                                       -----------
                                                         1,740,522
                                                       -----------
                   ENVIRONMENTAL SERVICES-- 0.9%
  10,000           Pall Corp..........................     206,875
                                                       -----------
                   FINANCE & INSURANCE-- 11.5%
   3,000           AMBAC Financial Group, Inc.........     138,000
   4,000           Countrywide Credit Industries,
                     Inc..............................     171,500
  10,500           Edwards (A.G.), Inc................     417,375
   5,000           Enhance Financial Services Group,
                     Inc..............................     297,500
   5,500        *  Interra Financial, Inc.............     379,500
   4,000        *  Leasing Solutions, Inc.............      95,500
   1,800           MBIA, Inc..........................     120,262
   3,000           Mercury General Corp...............     165,750
   5,200           Merrill Lynch & Co., Inc...........     379,275
   7,500           SunAmerica, Inc....................     320,625
                                                       -----------
                                                         2,485,287
                                                       -----------
                   HEALTHCARE PRODUCTS & SERVICES-- 10.3%
   3,000           Arrow International, Inc...........     111,000
   5,000        *  Arterial Vascular Engineering,
                     Inc..............................     325,000
   8,000           Beckman Instruments, Inc...........     320,000
   2,850           Columbia / HCA Healthcare Corp.....      84,431
  10,000        *  Idexx Laboratories, Inc............     159,375
   2,000           Johnson & Johnson..................     131,750
   6,900        *  Maxxim Medical, Inc................     150,075
   1,000           McKesson Corp......................     108,188
   2,000           Merck & Co., Inc...................     212,500
   2,000        *  St. Jude Medical, Inc..............      61,000
   6,000           Stryker Corp.......................     223,500
  15,000        *  Visx Inc...........................     331,875
                                                       -----------
                                                         2,218,694
                                                       -----------
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 8.8%
   6,000           AptarGroup, Inc....................     333,000
   6,000           Fisher Scientific International,
                     Inc..............................     286,500
  10,000           Furon Co...........................     208,750
   6,000        *  Input/Output, Inc..................     178,125
   2,400           Kaydon Corp........................      78,300
   5,000           Park Electrochemical Corp..........     141,875
   4,000           Robbins & Myers, Inc...............     158,500
   6,000           Spartech Corp......................      90,750

                                  (CONTINUED)

                             EVERGREEN VARIABLE TRUST
                                EVERGREEN VA FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------



COMMON STOCKS-- CONTINUED
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES--
                   CONTINUED
   8,000           Teleflex, Inc...................... $   302,000
   2,900        *  UCAR International, Inc............     115,819
                                                       -----------
                                                         1,893,619
                                                       -----------
                   INFORMATION SERVICES & TECHNOLOGY-- 8.0%
   2,000        *  American Business Information,
                     Inc..............................      20,500
   2,000        *  American Business Information, Inc.
                     Cl. A............................      21,000
   8,000        *  Gateway 2000, Inc..................     261,000
   6,000           Hewlett-Packard Co.................     375,000
   3,000           Intel Corp.........................     210,750
   2,000        *  Intel Corp. Warrants $41.75
                     Expiring 3/14/98.................      98,937
   5,000           Molex, Inc.........................     160,625
   9,000        *  Parametric Technology Corp.........     426,375
   4,000        *  Sun Microsystems, Inc..............     159,500
                                                       -----------
                                                         1,733,687
                                                       -----------
                   OIL FIELD SERVICES-- 0.1%
     500        *  Dril Quip, Inc.....................      17,563
                                                       -----------
                   PAPER & PACKAGING-- 0.5%
   1,200           St. Joe Corp.......................     108,600
                                                       -----------
                   PUBLISHING, BROADCASTING & ENTERTAINMENT
                   -- 1.9%
   5,200           Belo (A.H.) Corp. Ser. A...........     291,850
   1,500        *  Chancellor Media Corp..............     111,938
                                                       -----------
                                                           403,788
                                                       -----------
                   REAL ESTATE-- 6.5%
   1,500        *  Alexander's, Inc. REIT.............     136,219
  14,000           Continental Homes Holding Corp.....     563,500
   3,500           Equity Residential Properties Trust
                     REIT.............................     176,968
   6,000           Starwood Lodging Trust REIT........     347,250
  10,000           Sunstone Hotel Investors, Inc.
                     REIT.............................     172,500
                                                       -----------
                                                         1,396,437
                                                       -----------
                   RETAILING & WHOLESALE-- 3.8%
   3,000           Avnet, Inc.........................     198,000
   8,000        *  Cole National Corp. Cl. A..........     239,500
   5,000        *  Costco Companies, Inc..............     223,125
   4,000           St. John Knits, Inc................     160,000
                                                       -----------
                                                           820,625
                                                       -----------

  SHARES                                                  VALUE
------------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   TELECOMMUNICATION SERVICES & EQUIPMENT
                   -- 0.1%
   1,000        *  Aspect Telecommunications Corp..... $    20,875
                                                       -----------
                   THRIFT INSTITUTIONS-- 2.5%
   6,000           First Palm Beach Bancorp, Inc......     258,750
  11,000           York Financial Corp................     283,250
                                                       -----------
                                                           542,000
                                                       -----------
                   TRANSPORTATION-- 3.2%
  13,500        *  Airnet Systems, Inc................     290,250
   3,000        *  Heartland Express, Inc.............      80,625
  13,500           Southwest Airlines Co..............     332,437
                                                       -----------
                                                           703,312
                                                       -----------
                   UTILITIES-- TELEPHONE-- 1.1%
   4,000           Sprint Corp........................     234,500
                                                       -----------
                   TOTAL COMMON STOCKS
                     (COST $15,142,538)...............  19,717,365
                                                       -----------

PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS-- 12.5%
                   GOVERNMENT AGENCY NOTES & BONDS-- 12.5%
$  400,000         Federal Farm Credit Bank
                     5.55%, 1/13/98...................     399,260
   100,000         Federal Home Loan Mortgage Corp.
                     5.77%, 1/14/98...................      99,792
                   Federal National Mortgage
                     Association
   500,000         5.58%, 1/5/98......................     499,689
 1,440,000         5.67%, 1/7/98......................   1,438,640
   170,000         5.68%, 1/7/98......................     169,839
   100,000         5.71%, 1/16/98.....................      99,762
                                                       -----------
                                                         2,706,982
                                                       -----------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $2,706,982)................   2,706,982
                                                       -----------

                   TOTAL INVESTMENTS--
                     (COST $17,849,520)........  103.8%  22,424,347
                   OTHER ASSETS AND
                     LIABILITIES-- NET.........   (3.8)    (824,185)
                                                ------- -----------
                   NET ASSETS..................  100.0% $21,600,162
                                                ------- -----------
                                                ------- -----------


* Non-income producing securities.
REIT-- Real Estate Investment Trust

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- 67.3%
                   AEROSPACE & DEFENSE-- 1.2%
   8,000           Boeing Co. (The)................... $   391,500
                                                       -----------
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 0.4%
   2,300           Goodyear Tire & Rubber Co. (The)...     146,337
                                                       -----------
                   BANKS-- 9.7%
   9,500           AmSouth Bancorp....................     515,969
   3,000           BankBoston Corp....................     281,813
   2,000           Bankers Trust Corp.................     224,875
   4,000           Citicorp...........................     505,750
   3,000           Comerica, Inc......................     270,750
   5,000           Crestar Financial Corp.............     285,000
   2,000           F&M National Corp..................      68,625
     600           First Empire State Corp............     279,000
   4,500           First of America Bank Corp.........     347,062
   8,000           Seacoast Banking Corp. of Florida
                     Cl. A............................     308,000
                                                       -----------
                                                         3,086,844
                                                       -----------
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 3.1%
   5,000           Armstrong World Industries, Inc....     373,750
  19,004           Lennar Corp........................     409,774
   4,000           Lowe's Companies, Inc..............     190,750
                                                       -----------
                                                           974,274
                                                       -----------
                   BUSINESS EQUIPMENT & SERVICES-- 0.1%
   1,200        *  Crescent Operating, Inc............      29,400
                                                       -----------
                   CAPITAL GOODS-- 1.7%
   5,000           Caterpillar, Inc...................     242,813
   5,000           Deere & Co.........................     291,562
                                                       -----------
                                                           534,375
                                                       -----------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 3.9%
   6,000           Du Pont (E. I.) De Nemours & Co....     360,375
   6,000           Monsanto Co........................     252,000
   7,000           Morton International, Inc..........     240,625
   3,000           PPG Industries, Inc................     171,375
   8,500           Schulman (A.), Inc.................     213,562
                                                       -----------
                                                         1,237,937
                                                       -----------
                   COMMUNICATION SYSTEMS & SERVICES-- 0.5%
   3,000           Cisco Systems, Inc.................     167,250
                                                       -----------
                   CONSUMER PRODUCTS & SERVICES-- 2.1%
   3,500           Avon Products, Inc.................     214,813
   5,947        *  Cendant Corp.......................     204,428

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   CONSUMER PRODUCTS & SERVICES-- CONTINUED
   6,000           Snap-on, Inc....................... $   261,750
                                                       -----------
                                                           680,991
                                                       -----------
                   ELECTRICAL EQUIPMENT & SERVICES-- 5.8%
   4,000           AMP, Inc...........................     168,000
   3,000           Applied Power, Inc. Cl. A..........     207,000
   6,400           General Electric Co................     469,600
   9,300           Harman International Industries,
                     Inc..............................     394,669
   6,000           Honeywell, Inc.....................     411,000
   3,000           Perkin Elmer Corp..................     213,187
                                                       -----------
                                                         1,863,456
                                                       -----------
                   FINANCE & INSURANCE-- 9.9%
   2,800           Allstate Corp. (The)...............     254,450
   3,000           American International Group,
                     Inc..............................     326,250
   4,000           Chubb Corp.........................     302,500
   4,000           Countrywide Credit Industries,
                     Inc..............................     171,500
   7,500           John Nuveen Co. (The) Cl. A........     262,500
   5,866           Legg Mason, Inc....................     328,129
   5,000           Lehman Brothers Holdings, Inc......     255,000
   5,000           Merrill Lynch & Co., Inc...........     364,688
   5,000           NAC RE Corp........................     244,063
   7,500           Raymond James Financial, Inc.......     297,656
   8,000           Torchmark Corp.....................     336,500
                                                       -----------
                                                         3,143,236
                                                       -----------
                   HEALTHCARE PRODUCTS & SERVICES-- 5.6%
   2,000           Abbott Laboratories................     131,125
   6,000           American Home Products Corp........     459,000
   4,050           Columbia/HCA Healthcare Corp.......     119,982
     750        *  Covance, Inc.......................      14,906
   6,000        *  HealthCare COMPARE Corp............     306,750
   2,400           Johnson & Johnson..................     158,100
   2,000           Medtronic, Inc.....................     104,625
   2,100           Merck & Co., Inc...................     223,125
     375        *  Quest Diagnostics, Inc.............       6,328
   2,000           Warner-Lambert Co..................     248,000
                                                       -----------
                                                         1,771,941
                                                       -----------
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 2.0%
   7,087           Autoliv, Inc.......................     232,099
   3,000           Corning, Inc.......................     111,375
   8,000           Timken Co. (The)...................     275,000
   2,000           Unova, Inc.........................      32,875
                                                       -----------
                                                           651,349
                                                       -----------

                                  (CONTINUED)

                             EVERGREEN VARIABLE TRUST
                           EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   INFORMATION SERVICES & TECHNOLOGY-- 4.9%
   8,100        *  Analog Devices, Inc................ $   224,269
   7,000           Hewlett-Packard Co.................     437,500
   6,000           Intel Corp.........................     421,500
   3,000           International Business Machines
                     Corp.............................     313,687
   4,000        *  Sun Microsystems, Inc..............     159,500
                                                       -----------
                                                         1,556,456
                                                       -----------
                   LEISURE & TOURISM-- 0.1%
     300           Disney Walt Co. (The)..............      29,719
                                                       -----------
                   OIL / ENERGY-- 0.9%
   3,200           Consolidated Natural Gas Co........     193,600
   1,600           Exxon Corp.........................      97,900
                                                       -----------
                                                           291,500
                                                       -----------
                   OIL FIELD SERVICES-- 0.5%
   2,000        *  Western Atlas, Inc.................     148,000
                                                       -----------
                   PUBLISHING, BROADCASTING & ENTERTAINMENT
                   -- 0.1%
     400           Time Warner, Inc...................      24,800
                                                       -----------
                   REAL ESTATE-- 8.9%
   8,000           Apartment Investment & Management
                     Co. Cl. A REIT...................     294,000
   5,000           Brandywine Realty Trust REIT.......     125,625
   7,000           Capstead Mortgage Corp. REIT.......     139,562
  10,000           CarrAmerica Realty Corp. REIT......     316,875
  19,000           Continental Homes Holding Corp.....     764,750
  12,000           Crescent Real Estate Equities, Inc.
                     REIT.............................     472,500
  12,000           Crown American Realty Trust REIT...     111,750
   1,000           Equity Residential Properties Trust
                     REIT.............................      50,562
  11,400        *  FAC Realty, Inc. REIT..............      88,350
   8,000           Horizon Group, Inc. REIT...........      87,500
   3,000           Marriott International, Inc........     207,750
   2,000           Meditrust Co. REIT.................      73,250
   1,900           Oasis Residential, Inc. REIT.......      42,394
   1,230           Post Property, Inc. REIT...........      49,969
                                                       -----------
                                                         2,824,837
                                                       -----------
                   RETAILING & WHOLESALE-- 1.6%
   4,000           Avnet, Inc.........................     264,000
   4,000           Mercantile Stores Co., Inc.........     243,500
                                                       -----------
                                                           507,500
                                                       -----------

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   THRIFT INSTITUTIONS-- 1.8%
   6,000           Golden West Financial Corp......... $   586,875
                                                       -----------
                   UTILITIES-- TELEPHONE-- 2.5%
   5,000           GTE Corp...........................     261,250
   9,000           Sprint Corp........................     527,625
                                                       -----------
                                                           788,875
                                                       -----------
                   TOTAL COMMON STOCKS
                     (COST $16,623,672)...............  21,437,452
                                                       -----------

PRINCIPAL
  AMOUNT
----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-- 14.8%
                   TREASURY NOTES & BONDS-- 14.8%
                   U.S. Treasury Bonds
$1,000,000         6.00%, 2/15/26.....................     999,063
 2,000,000         6.25%, 8/15/23.....................   2,061,876
 1,000,000         7.125%, 2/15/23....................   1,141,251
   500,000         U.S. Treasury Notes
                   6.50%, 8/15/05.....................     521,876
                                                       -----------
                                                         4,724,066
                                                       -----------
                   TOTAL U.S. GOVERNMENT & AGENCY
                     OBLIGATIONS (COST $4,289,328)....   4,724,066
                                                       -----------
SHORT-TERM INVESTMENTS-- 17.4%
                   GOVERNMENT AGENCY NOTES & BONDS-- 17.4%
 1,315,000         Federal Farm Credit Bank
                     5.55%, 1/13/98...................   1,312,568
                   Federal Home Loan Mortgage Corp.
   130,000         5.60%, 1/9/98......................     129,838
   565,000         5.70%, 1/14/98.....................     563,837
   200,000         5.77%, 1/14/98.....................     199,583
                   Federal National Mortgage
                     Association
   290,000         5.58%, 1/5/98......................     289,820
 2,190,000         5.67%, 1/7/98......................   2,187,930
   850,000         5.71%, 1/16/98.....................     847,978
                                                       -----------
                                                         5,531,554
                                                       -----------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $5,531,554)................   5,531,554
                                                       -----------

                   TOTAL INVESTMENTS--
                     (COST $26,444,554)........   99.5%  31,693,072
                   OTHER ASSETS AND
                     LIABILITIES-- NET.........     0.5     147,291
                                                ------- -----------
                   NET ASSETS..................  100.0% $31,840,363
                                                ------- -----------
                                                ------- -----------


* Non-income producing securities.
REIT-- Real Estate Investment Trust.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                       EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- 84.8%
                   BANKS-- 6.4%
   2,000           AmSouth Bancorp.................... $   108,625
   8,225           Banc One Corp......................     446,720
   2,000           Bankers Trust Corp.................     224,875
   5,000           KeyCorp............................     354,062
   4,650           Susquehanna Bancshares, Inc........     177,863
  10,000           Webster Financial Corp.............     665,000
                                                       -----------
                                                         1,977,145
                                                       -----------
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 2.3%
  14,000        *  Furniture Brands International,
                     Inc..............................     287,000
   3,000           Lone Star Industries, Inc..........     159,375
   5,000           Lowe's Companies, Inc..............     238,437
     500           US Home Corp.......................      19,625
                                                       -----------
                                                           704,437
                                                       -----------
                   BUSINESS EQUIPMENT & SERVICES-- 9.6%
  16,500           Air Express International Corp.....     503,250
  15,000           Circle International Group, Inc....     344,062
  10,000        *  Compuware Corp.....................     320,000
  16,500        *  Metromail Corp.....................     294,938
  14,000           Pittston Burlington Group..........     367,500
  20,000        *  Platinum Technology Corp...........     565,000
   6,000        *  Policy Management Systems Corp.....     417,375
  10,000           Reynolds & Reynolds Co. (The), Cl.
                     A................................     184,375
                                                       -----------
                                                         2,996,500
                                                       -----------
                   CAPITAL GOODS-- 0.8%
   5,000           Caterpillar, Inc...................     242,813
                                                       -----------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 4.3%
   1,300           Air Products & Chemicals, Inc......     106,925
  10,000           Engelhard Corp.....................     173,750
   6,000           Grace (W.R.) & Co..................     482,625
   5,500           Morton International, Inc..........     189,062
   1,000           Pioneer Hi-Bred International,
                     Inc..............................     107,250
   5,000           Praxair, Inc.......................     225,000
   2,000           Solutia, Inc.......................      53,375
                                                       -----------
                                                         1,337,987
                                                       -----------
                   CONSUMER PRODUCTS & SERVICES-- 2.1%
   3,500           Avon Products, Inc.................     214,813
   2,500           Black & Decker Corp................      97,656
   5,000           Premark International, Inc.........     145,000
   7,000           Russ Berrie & Co., Inc.............     183,750
                                                       -----------
                                                           641,219
                                                       -----------
                   DIVERSIFIED COMPANIES-- 0.4%
   4,000           ITT Industries, Inc................     125,500
                                                       -----------

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   ELECTRICAL EQUIPMENT & SERVICES-- 3.4%
   7,800           AVX Corp........................... $   143,813
   3,000           Honeywell, Inc.....................     205,500
   5,000        *  KLA-Tencor Corp....................     193,125
     500           Perkin Elmer Corp..................      35,409
  11,000           Sensormatic Electronics Corp.......     180,812
  14,000        *  Unitrode Corp......................     301,000
                                                       -----------
                                                         1,059,659
                                                       -----------
                   FINANCE & INSURANCE-- 2.6%
   7,500           Edwards (A.G.), Inc................     298,125
   6,000           Federal Home Loan Mortgage Corp....     251,625
   5,000           Lehman Brothers Holdings, Inc......     255,000
                                                       -----------
                                                           804,750
                                                       -----------
                   FOOD & BEVERAGE PRODUCTS-- 0.3%
   1,000        *  CPC International, Inc.............     107,750
                                                       -----------
                   FOREST PRODUCTS-- 0.9%
  10,000           Deltic Timber Corp.................     273,750
                                                       -----------
                   HEALTHCARE PRODUCTS & SERVICES-- 12.0%
   1,000           Abbott Laboratories................      65,563
   4,000           American Home Products Corp........     306,000
     500        *  Amgen, Inc.........................      27,063
   6,000        *  Boston Scientific Corp.............     275,250
  10,000        *  Foundation Health Systems, Inc.....     223,750
   7,000        *  HealthCare COMPARE Corp............     357,875
  10,000        *  Lincare Holdings, Inc..............     570,000
   5,000           Manor Care, Inc....................     175,000
   5,000           McKesson Corp......................     540,938
   7,500        *  Quorum Health Group, Inc...........     195,937
   1,000           Schering-Plough Corp...............      62,125
   5,000        *  Vencor, Inc........................     122,187
   1,800           Warner-Lambert Co..................     223,200
   5,000        *  Wellpoint Health Networks, Inc. Cl.
                     A................................     211,250
  12,500           West Co., Inc. (The)...............     371,875
                                                       -----------
                                                         3,728,013
                                                       -----------
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 7.1%
   5,375           Autoliv, Inc.......................     176,031
   6,500           Borg-Warner Automotive, Inc........     338,000
   1,000           Carpenter Technology Corp..........      48,063
   5,000           Flowserve Corp.....................     139,687
  15,000           Pittston Brink's Group.............     603,750
  22,000        *  Strattec Security Corp.............     561,000
   7,000           Sundstrand Corp....................     352,625
                                                       -----------
                                                         2,219,156
                                                       -----------
                   INFORMATION SERVICES & TECHNOLOGY-- 2.7%
   5,000        *  Adaptec, Inc.......................     185,625
  10,875           Computer Associates International,
                     Inc..............................     575,016
   3,000        *  Perceptron, Inc....................      64,875
                                                       -----------
                                                           825,516
                                                       -----------

                                  (CONTINUED)

                             EVERGREEN VARIABLE TRUST
                       EVERGREEN VA GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   METAL PRODUCTS & SERVICES-- 0.5%
  10,000        *  Steel Dynamics, Inc................ $   161,250
                                                       -----------
                   OIL/ENERGY-- 7.2%
  15,000           Berry Petroleum Co. Cl. A..........     261,563
  17,500        *  Houston Exploration, Co. (The).....     321,562
     500           Kerr-McGee Corp....................      31,656
   2,000           National Fuel Gas Co...............      97,375
  10,000        *  Oryx Energy Co.....................     255,000
  15,500        *  Santa Fe Energy Resources, Inc.....     174,375
  20,000           Southwestern Energy Co.............     257,500
  18,000           TNP Enterprises, Inc...............     598,500
   4,000           Union Texas Petroleum Holdings,
                     Inc..............................      83,250
   6,000           Williams Companies, Inc. (The).....     170,250
                                                       -----------
                                                         2,251,031
                                                       -----------
                   OIL FIELD SERVICES-- 3.9%
  11,000        *  Atwood Oceanics, Inc...............     521,125
     500        *  Dril Quip, Inc.....................      17,562
   3,444           Halliburton Co.....................     178,873
  12,000        *  Reading & Bates Corp...............     502,500
                                                       -----------
                                                         1,220,060
                                                       -----------
                   PUBLISHING, BROADCASTING & ENTERTAINMENT-- 6.8%
   7,650        *  American Radio Systems Corp. Cl.
                     A................................     407,841
   5,000           Gaylord Entertainment Co...........     159,688
  11,500        *  Jacor Communications, Inc..........     610,937
   7,000        *  Lin Television Corp................     381,500
   4,500           TCA Cable TV, Inc..................     207,000
   5,500           Time Warner, Inc...................     341,000
                                                       -----------
                                                         2,107,966
                                                       -----------
                   REAL ESTATE-- 1.9%
   2,800           Arden Realty Group, Inc. REIT......      86,100
   3,500           CarrAmerica Realty Corp. REIT......     110,906
   5,000        *  Choice Hotels, Inc. REIT...........      80,000
   5,000        *  Starwood Lodging Trust REIT........     289,375
   1,666        *  Sunburst Hospitality Corp..........      16,452
                                                       -----------
                                                           582,833
                                                       -----------
                   RETAILING & WHOLESALE-- 1.3%
   2,000        *  Carson Pirie Scott & Co............     100,250
  10,000        *  Cole National Corp. Cl. A..........     299,375
                                                       -----------
                                                           399,625
                                                       -----------
                   THRIFT INSTITUTIONS-- 2.2%
  20,000           Maryland Federal Bancorp, Inc......     700,000
                                                       -----------

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   TRANSPORTATION-- 5.6%
   2,000        *  Atlas Air, Inc..................... $    48,000
   5,000           Bombardier, Inc., Cl. B............     102,866
   5,000           Burlington Northern Santa Fe.......     464,687
  13,500           Kansas City Southern Industries,
                     Inc..............................     428,625
  17,000           Petroleum Helicopters, Inc.........     378,250
   5,000           Union Pacific Corp.................     312,188
                                                       -----------
                                                         1,734,616
                                                       -----------
                   UTILITIES-- TELEPHONE-- 0.5%
   4,000        *  AirTouch Communications, Inc.......     166,250
                                                       -----------
                   TOTAL COMMON STOCKS
                     (COST $19,720,705)...............  26,367,826
                                                       -----------
PREFERRED STOCKS-- 0.0% (A)
                   HEALTHCARE PRODUCTS & SERVICES-- 0.0%
   3,500        *  Fresenius National Med Care, Inc.
                     Ser. D...........................         245
                                                       -----------
                   TOTAL PREFERRED STOCKS
                     (COST $736)......................         245
                                                       -----------

PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS-- 19.6%
                   GOVERNMENT AGENCY NOTES & BONDS-- 19.6%
$2,625,000         Federal Farm Credit Bank
                     5.55%, 1/13/98...................   2,620,144
                   Federal Home Loan Mortgage Corp.
   150,000         5.69%, 1/14/98.....................     149,692
   495,000         5.70%, 1/14/98.....................     493,981
   150,000         5.74%, 1/23/98.....................     149,474
   175,000         5.75%, 1/26/98.....................     174,301
   100,000         5.77%, 1/14/98.....................      99,792
                   Federal National Mortgage
                     Association
   180,000         5.58%, 1/5/98......................     179,888
 1,285,000         5.67%, 1/7/98......................   1,283,785
   950,000         5.71%, 1/16/98.....................     947,740
                                                       -----------
                                                         6,098,797
                                                       -----------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $6,098,797)................   6,098,797
                                                       -----------

                   TOTAL INVESTMENTS--
                     (COST $25,820,238)........  104.4%  32,466,868
                   OTHER ASSETS AND
                     LIABILITIES-- NET.........   (4.4)  (1,378,950)
                                                ------- -----------
                   NET ASSETS..................  100.0% $31,087,918
                                                ------- -----------
                                                ------- -----------


* Non-income producing securities.
(a) Less than one-tenth of one percent.
REIT-- Real Estate Investment Trust.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------

COMMON STOCKS-- 86.8%
                   AUSTRALIA-- 0.3%
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 0.3%
   2,500           Incitec, Ltd....................... $     9,271
                                                       -----------
                   BELGIUM-- 1.3%
                   HEALTHCARE PRODUCTS & SERVICES-- 0.6%
       5        *  UCB SA.............................      16,504
                                                       -----------
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 0.3%
      50        *  Barco NV...........................       9,176
                                                       -----------
                   RETAILING & WHOLESALE-- 0.4%
      25           Colruyt SA.........................      12,770
                                                       -----------
                   TOTAL BELGIUM......................      38,450
                                                       -----------
                   CANADA-- 5.9%
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 1.7%
     800           Magna International, Inc...........      50,250
                                                       -----------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 1.3%
   1,500           Du Pont Canada, Inc., Cl. A........      36,790
                                                       -----------
                   ENERGY-- 1.5%
   2,000        *  Canadian Natural Resources, Ltd....      42,826
                                                       -----------
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 1.4%
   2,000           Bombardier, Inc., Cl. B............      41,146
                                                       -----------
                   TOTAL CANADA.......................     171,012
                                                       -----------
                   DENMARK-- 1.1%
                   HEALTHCARE PRODUCTS & SERVICES-- 1.1%
     400           Coloplast AS.......................      30,940
                                                       -----------
                   FRANCE-- 4.5%
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 0.7%
     300           BERTRAND FAURE.....................      21,329
                                                       -----------
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 1.7%
     125           LAPEYRE SA.........................       6,885
     400           Societe Technip....................      42,203
                                                       -----------
                                                            49,088
                                                       -----------
                   FOOD & BEVERAGE PRODUCTS-- 0.8%
      40           Sodexho Alliance...................      21,420
       5        *  Sodexho Alliance, New Shares.......       2,613
                                                       -----------
                                                            24,033
                                                       -----------
                   HEALTHCARE PRODUCTS & SERVICES-- 0.4%
     100           Synthelabo.........................      12,495
                                                       -----------
                   RETAILING & WHOLESALE-- 0.5%
      25           Carrefour SA.......................      13,043
                                                       -----------
                   TEXTILE & APPAREL-- 0.4%
     150           Hermes International...............      10,468
                                                       -----------
                   TOTAL FRANCE.......................     130,456
                                                       -----------
                   GERMANY-- 6.8%
                   ELECTRICAL EQUIPMENT & SERVICES-- 1.1%
     100           VEW AG.............................      31,407
                                                       -----------
  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   FOOD & BEVERAGE PRODUCTS-- 0.4%
      25           Suedzucker AG...................... $    11,743
                                                       -----------
                   HEALTHCARE PRODUCTS & SERVICES-- 0.4%
     150           Altana AG..........................      10,298
                                                       -----------
                   INFORMATION SERVICES & TECHNOLOGY-- 1.0%
     100           SAP AG.............................      30,379
                                                       -----------
                   TEXTILE & APPAREL-- 1.5%
     150           Adidas AG..........................      19,728
      20           Hugo Boss AG.......................      24,737
                                                       -----------
                                                            44,465
                                                       -----------
                   UTILITIES-- ELECTRIC-- 2.4%
   1,300           RWE AG.............................      69,735
                                                       -----------
                   TOTAL GERMANY......................     198,027
                                                       -----------
                   HONG KONG-- 7.1%
                   BANKS-- 0.1%
     600           Wing Lung Bank.....................       2,873
                                                       -----------
                   DIVERSIFIED COMPANIES-- 1.0%
  60,000           First Pacific Ltd..................      29,036
                                                       -----------
                   FINANCE & INSURANCE-- 1.1%
  31,000           National Mutual Asia Ltd...........      30,804
                                                       -----------
                   REAL ESTATE-- 2.5%
   6,000           Cheung Kong Holdings, Ltd..........      39,295
   7,000           Henderson Land Development
                     Co., Ltd.........................      32,972
                                                       -----------
                                                            72,267
                                                       -----------
                   RETAILING & WHOLESALE-- 0.0% (A)
   2,000           Giordano International, Ltd........         690
                                                       -----------
                   TELECOMMUNICATION SERVICES & EQUIPMENT-- 1.1%
   1,500           Hong Kong Telecommunications,
                     Ltd. ADS.........................      30,938
                                                       -----------
                   UTILITIES-- 1.3%
  20,000           Hongkong & China Gas...............      38,715
                                                       -----------
                   TOTAL HONG KONG....................     205,323
                                                       -----------
                   ITALY-- 3.9%
                   CONSUMER PRODUCTS & SERVICES-- 1.2%
   1,700           Industrie Natuzzi SpA ADS..........      35,062
                                                       -----------
                   HEALTHCARE PRODUCTS & SERVICES-- 1.3%
     600           Luxottica Group SpA ADS............      37,500
                                                       -----------
                   TEXTILE & APPAREL-- 1.4%
   1,224           Benetton Group SpA ADS.............      39,933
                                                       -----------
                   TOTAL ITALY........................     112,495
                                                       -----------

                                  (CONTINUED)

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   JAPAN-- 3.7%
                   CONSUMER PRODUCTS & SERVICES-- 1.0%
     300           Nintendo Co., Ltd.................. $    29,409
                                                       -----------
                   PUBLISHING, BROADCASTING & ENTERTAINMENT-- 0.1%
   1,000           Kyodo Printing Co..................       3,906
                                                       -----------
                   RETAILING & WHOLESALE-- 2.5%
   1,000           Seven-Eleven Japan Co., Ltd........      70,767
                                                       -----------
                   TRANSPORTATION-- 0.1%
   1,000           Keisei Electric Railway............       2,612
                                                       -----------
                   TOTAL JAPAN........................     106,694
                                                       -----------
                   MALAYSIA-- 0.4%
                   AUTOMOTIVE EQUIPMENT & MANUFACTURING-- 0.1%
   2,000           Perusahaan Otomobil Nasional
                     Berhad...........................       1,954
                                                       -----------
                   BANKS-- 0.1%
   1,000           Malayan Banking Berhad.............       2,905
   1,000           RHB Capital Berhad.................         484
                                                       -----------
                                                             3,389
                                                       -----------
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 0.1%
   2,000           United Engineers Ltd. Berhad.......       1,666
                                                       -----------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 0.1%
   2,000           Malaysian Oxygen Berhad............       4,473
                                                       -----------
                   FINANCE & INSURANCE-- 0.0% (A)
   1,400           AMMB Holdings Berhad...............         918
                                                       -----------
                   TOTAL MALAYSIA.....................      12,400
                                                       -----------
                   NETHERLANDS-- 4.7%
                   ENERGY-- 1.3%
     700           IHC Caland NV......................      36,318
                                                       -----------
                   FOOD & BEVERAGE PRODUCTS-- 0.8%
     300           CSM NV.............................      13,316
     375           Nutricia Verenigde Bedrijven NV....      11,374
                                                       -----------
                                                            24,690
                                                       -----------
                   INFORMATION SERVICES & TECHNOLOGY-- 0.3%
     300           Getronics NV.......................       9,558
                                                       -----------
                   PUBLISHING, BROADCASTING & ENTERTAINMENT-- 2.3%
   1,200           Elsevier NV ADS....................      38,700
     400           VNU................................      11,284
     125           Wolters Kluwer NV..................      16,145
                                                       -----------
                                                            66,129
                                                       -----------
                   TOTAL NETHERLANDS..................     136,695
                                                       -----------
                   NORWAY-- 1.2%
                   FOOD & BEVERAGE PRODUCTS-- 0.7%
     250           Orkla ASA..........................      21,494
                                                       -----------
                   PUBLISHING, BROADCASTING & ENTERTAINMENT-- 0.5%
     800           Schibsted ASA......................      13,702
                                                       -----------

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   TRANSPORTATION-- 0.0% (A)
      25        *  Bona Shipholding................... $       254
                                                       -----------
                   TOTAL NORWAY.......................      35,450
                                                       -----------
                   SPAIN-- 1.7%
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 0.2%
     600           Prosegur, CIA de Seguridad SA......       6,026
                                                       -----------
                   RETAILING & WHOLESALE-- 0.2%
     400           Centros Comerciales Pryca, SA......       5,960
                                                       -----------
                   UTILITIES-- ELECTRIC-- 1.3%
   2,000           Endesa ADS.........................      36,375
                                                       -----------
                   TOTAL SPAIN........................      48,361
                                                       -----------
                   SWEDEN-- 2.3%
                   HEALTHCARE PRODUCTS & SERVICES-- 1.9%
   3,266           Astra AB ADS.......................      56,135
                                                       -----------
                   RETAILING & WHOLESALE-- 0.4%
     250           Hennes & Mauritz Cl. B.............      11,020
                                                       -----------
                   TOTAL SWEDEN.......................      67,155
                                                       -----------
                   UNITED KINGDOM-- 7.6%
                   BANKS-- 0.5%
   1,000           Lloyds TSB Group Plc...............      13,010
                                                       -----------
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 0.3%
   1,200           Wolseley Plc.......................       9,538
                                                       -----------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 0.5%
     800           Burmah Castrol Plc.................      13,955
                                                       -----------
                   CONSUMER PRODUCTS & SERVICES-- 0.3%
     500           Reckitt & Colman Plc...............       7,843
                                                       -----------
                   FINANCE & INSURANCE-- 0.1%
     300           Legal & General Group Plc..........       2,621
                                                       -----------
                   HEALTHCARE PRODUCTS & SERVICES-- 1.4%
     800           SmithKline Beecham Plc - ADR.......      41,150
                                                       -----------
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 1.5%
   1,000           Morgan Crucible Company Plc........       7,605
   1,200           Rentokil Initial Plc...............       5,310
     700           Smiths Industries Plc..............       9,750
   1,600           TI Group Plc.......................      12,299
   1,766           Williams Plc.......................       9,804
                                                       -----------
                                                            44,768
                                                       -----------
                   PUBLISHING, BROADCASTING & ENTERTAINMENT-- 1.3%
     400           Carlton Communications Plc ADS.....      15,600
     700           Granada Group Plc..................      10,693
   1,100           United News & Media Plc............      12,521
                                                       -----------
                                                            38,814
                                                       -----------
                   RETAILING & WHOLESALE-- 0.9%
     500           Argos Plc..........................       4,513
   2,000           Next Plc...........................      22,829
                                                       -----------
                                                            27,342
                                                       -----------

                             EVERGREEN VARIABLE TRUST
                         EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   TELECOMMUNICATION SERVICES & EQUIPMENT-- 0.8%
     300           Vodafone Group Plc ADR............. $    21,750
                                                       -----------
                   TOTAL UNITED KINGDOM...............     220,791
                                                       -----------
                   UNITED STATES-- 34.3%
                   ADVERTISING & RELATED SERVICES-- 0.9%
     400           Gannett Co., Inc...................      24,725
                                                       -----------
                   BANKS-- 0.5%
     400           Norwest Corp.......................      15,450
                                                       -----------
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 0.8%
     400           Home Depot, Inc. (The).............      23,550
                                                       -----------
                   CAPITAL GOODS-- 0.8%
     400           Deere & Co.........................      23,325
                                                       -----------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 2.1%
     700           Du Pont (E. I.) De Nemours & Co....      42,044
     500           Nalco Chemical Co..................      19,781
                                                       -----------
                                                            61,825
                                                       -----------
                   CONSUMER PRODUCTS & SERVICES-- 3.2%
     600           Avon Products, Inc.................      36,825
     900           Callaway Golf Co...................      25,706
     300        *  Cendant Corp.......................      10,313
     500           Mattel, Inc........................      18,625
                                                       -----------
                                                            91,469
                                                       -----------
                   DIVERSIFIED COMPANIES-- 1.2%
     900           AlliedSignal, Inc..................      35,044
                                                       -----------
                   ELECTRICAL EQUIPMENT & SERVICES-- 1.9%
     400           General Electric Co................      29,350
     500           Sundstrand Corp....................      25,187
                                                       -----------
                                                            54,537
                                                       -----------
                   ENERGY-- 0.9%
     600           Dresser Industries Inc.............      25,163
                                                       -----------
                   FINANCE & INSURANCE-- 4.2%
     300           Fannie Mae.........................      17,119
     200           Marsh & McLennan Co., Inc..........      14,913
     750           MBNA Corp..........................      20,484
     350           Schwab (Charles) & Co., Inc........      14,678
     200           SLM Holding Corp...................      27,825
     600           SunAmerica, Inc....................      25,650
                                                       -----------
                                                           120,669
                                                       -----------
                   FOOD & BEVERAGE PRODUCTS-- 1.1%
     300           Coca Cola Co. (The)................      33,312
                                                       -----------
                   HEALTHCARE PRODUCTS & SERVICES-- 2.6%
     600           Merck & Co., Inc...................      63,750
     200           Schering-Plough Corp...............      12,425
                                                       -----------
                                                            76,175
                                                       -----------

  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   INDUSTRIAL SPECIALTY PRODUCTS & SERVICES-- 0.5%
     400           Dover Corp......................... $    14,450
                                                       -----------
                   INFORMATION SERVICES & TECHNOLOGY-- 8.4%
     650           Cisco Systems, Inc.................      36,237
     650           Compaq Computer Corp...............      36,684
     600           Computer Associates
                     International,Inc................      31,725
     800           Intel Corp.........................      56,200
     200        *  Microsoft Corp.....................      25,850
   1,050        *  Oracle Systems Corp................      23,428
     700        *  Parametric Technology Corp.........      33,163
                                                       -----------
                                                           243,287
                                                       -----------
                   LEISURE & TOURISM-- 3.1%
     400           Carnival, Corp. Cl. A..............      22,150
     400           Disney Walt Co. (The)..............      39,625
     400           Marriott International, Inc........      27,700
                                                       -----------
                                                            89,475
                                                       -----------
                   RETAILING & WHOLESALE-- 2.1%
     300           Gap, Inc...........................      10,631
   1,300           Wal-Mart Stores, Inc...............      51,269
                                                       -----------
                                                            61,900
                                                       -----------
                   TOTAL UNITED STATES................     994,356
                                                       -----------
                   TOTAL COMMON STOCKS
                     (COST-- $2,455,458)..............   2,517,876
                                                       -----------

PRINCIPAL
  AMOUNT
----------
SHORT-TERM INVESTMENTS-- 17.1%
                   UNITED STATES-- 17.1%
                   GOVERNMENT AGENCY NOTES & BONDS-- 17.1%
  $200,000         Federal Farm Credit Bank, 5.55%,
                     1/13/1998........................     199,630
   295,000         Federal Home Loan Mortgage, 5.77%,
                     1/6/1998.........................     294,763
                                                       -----------
                   TOTAL UNITED STATES SHORT-TERM
                     INVESTMENTS
                     (COST-- $494,393)................     494,393
                                                       -----------

                   TOTAL INVESTMENTS--
                     (COST $2,949,851).........  103.9%   3,012,269
                   OTHER ASSETS AND
                     LIABILITIES-- NET.........  (3.9%)   (112,805)
                                                ------- -----------
                   NET ASSETS..................    100% $ 2,899,464
                                                ------- -----------
                                                ------- -----------


* Non-income producing securities.
ADR-- American Depository Receipts.
ADS-- American Depository Shares.
(a) Less than one-tenth of one percent.
LEGEND OF PORTFOLIO ABBREVIATIONS:
AB-- Aktiebolag (Swedish for "stock company")
AG-- Aktiengesellschaft (German for "stock company")
A/S-- Aktiesel Skabet (Danish for "stock company")
ASA-- Aktiesel Skabet (Norwegian for "stock company")
NV-- Naamloze (Dutch for "corporation")
SA-- Societe Anonima (Spanish for "corporation")
     Societe Anonyme (French for "corporation")
SpA-- Societa per Azioni (Italian for "corporation")

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                       EVERGREEN VA AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997

  SHARES                                                  VALUE
------------------------------------------------------------------

COMMON STOCKS-- 90.2%
                   BUSINESS SERVICES-- 13.2%
   2,500        *  APAC TeleServices, Inc............. $    33,750
     700        *  CSG System International, Inc......      28,000
     600           Danka Business Systems, ADR........       9,563
   1,100           First Data Corporation.............      32,175
     500        *  Fiserv, Inc........................      24,563
     900           Paychex, Inc.......................      45,562
     400           Saville System, Plc-ADR............      16,600
   2,000        *  Sitel Corporation..................      18,250
   1,000        *  Sterling Commerce, Inc.............      38,437
                                                       -----------
                                                           246,900
                                                       -----------
                   COMMUNICATION SYSTEMS & SERVICES-- 5.5%
   1,500           Cisco Systems, Inc.................      83,625
     250           Eletronics for Imaging, Inc........       4,156
     500        *  WorldCom, Inc......................      15,125
                                                       -----------
                                                           102,906
                                                       -----------
                   CONSUMER DIVERSIFIED-- 3.2%
     700        *  Action Performance Companies,
                     Inc..............................      26,513
   1,400        *  Republic Industries, Inc...........      32,637
                                                       -----------
                                                            59,150
                                                       -----------
                   EDUCATIONAL SERVICES-- 0.8%
     400        *  Sylvan Learning Systems, Inc.......      15,600
                                                       -----------
                   FINANCIAL-- 1.9%
     600        *  AMRESCO, Inc.......................      18,150
     700           Green Tree Financial Corporation...      18,331
                                                       -----------
                                                            36,481
                                                       -----------
                   HEALTHCARE-- 12.2%
     400           HBO & Company......................      19,200
   1,050           Health Management Associates,
                     Inc..............................      26,513
     800           HEALTHSOUTH Corporation............      22,200
     700           Medicis Pharmaceutical
                     Corporation......................      35,788
     800           MedQuest, Inc......................      27,800
   1,000           Medtronic, Inc.....................      52,312
     700           Mylan Laboratories, Inc............      14,656
     900           Renal Care Group, Inc..............      28,800
                                                       -----------
                                                           227,269
                                                       -----------
                   OIL/GAS-- DRILLING-- 15.6%
     600           Cliffs Drilling Company............      29,925
     600           Diamond Offshore Drilling, Inc.....      28,875
   1,000           ENSCO International, Inc...........      33,500
     700           Falcon Drilling Company, Inc.......      24,544
  SHARES                                                  VALUE
------------------------------------------------------------------
 COMMON STOCKS-- CONTINUED
                   OIL/GAS-- DRILLING-- CONTINUED
   1,000        *  Global Marine, Inc................. $    24,500
   1,000        *  Marine Drilling Companies, Inc.....      20,750
   1,000        *  Noble Drilling Corporation.........      30,625
     800           Patterson Energy, Inc..............      30,950
   1,400           Transocean Offshore, Inc...........      67,462
                                                       -----------
                                                           291,131
                                                       -----------
                   OIL/GAS-- EQUIPMENT & SERVICES-- 11.1%
   1,000        *  EVI, Inc...........................      51,750
   2,000           Global Industries Ltd..............      34,000
   1,100        *  Petroleum Geo-Services, ADR........      71,225
     400           Schlumberger Ltd...................      32,200
     300        *  SEACOR SMIT, Inc...................      18,075
                                                       -----------
                                                           207,250
                                                       -----------
                   RETAILING (SPECIALTY)-- 13.0%
     500        *  Bed Bath & Beyond, Inc.............      19,250
     800        *  Central Garden & Pet Company.......      21,000
     500           Fastenal Company...................      19,125
     700        *  Henry Schein, Inc..................      24,500
     700           Home Depot, Inc. (The).............      41,213
     600        *  Linens 'N Things, Inc..............      26,175
     400        *  Men's Wearhouse, Inc...............      13,900
   1,500        *  Office Depot, Inc..................      35,906
   1,500           Staples, Inc.......................      41,625
                                                       -----------
                                                           242,694
                                                       -----------
                   SOFTWARE/TECHNOLOGY-- 13.7%
     800        *  American Power Conversion
                     Corporation......................      18,900
     700        *  BMC Software, Inc..................      45,937
     300        *  Citrix Systems, Inc................      22,800
     400        *  Etec Systems, Inc..................      18,600
     800           Harbinger Corporation..............      22,500
     400        *  Microsoft Corporation..............      51,700
     500        *  Networks Associates, Inc...........      26,438
     500        *  Parametric Technology Corporation..      23,688
     600           Uniphase Corporation...............      24,825
                                                       -----------
                                                           255,388
                                                       -----------

                   TOTAL INVESTMENTS--
                     (COST $1,528,423).........   90.2%   1,684,769
                   OTHER ASSETS AND
                     LIABILITIES-- NET.........     9.8     183,545
                                                ------- -----------
                   NET ASSETS..................  100.0% $ 1,868,314
                                                ------- -----------
                                                ------- -----------


* Non-income producing securities.
ADR-- American Depository Receipts

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST
                        EVERGREEN VA STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997

 PRINCIPAL
  AMOUNT                                                  VALUE
------------------------------------------------------------------

CORPORATE BONDS-- 33.4%
                    COMMUNICATION SYSTEMS & SERVICES-- 4.3%
$    90,000         Adelphia Communications
                      Corporation,
                      Sr. Notes, Series B,
                      9.88%, 3/1/07................... $    94,950
                                                       -----------
                    CONSUMER PRODUCTS & SERVICES-- 4.5%
    145,000         Revlon Worldwide Corporation,
                      Sr. Secd. Disc. Notes, Series B,
                      (Eff. Yield 9.22%) (a),
                      0.00%, 3/15/01..................      99,688
                                                       -----------
                    FOOD & BEVERAGE PRODUCTS-- 4.2%
     90,000         Iowa Select Farms,
                      Sr. Notes (Subord.),
                      10.75%, 12/1/05 (b).............      92,475
                                                       -----------
                    GAMING-- 4.0%
     90,000         Trump Atlantic City Associates,
                      1st Mtge. Notes,
                      11.25%, 5/1/06..................      88,875
                                                       -----------
                    PAPER & PACKAGING-- 4.2%
     90,000         Delta Mills, Incorporated,
                      Sr. Notes,
                      9.63%, 9/1/07 (b)...............      91,350
                                                       -----------
                    PUBLISHING, BROADCASTING &
                    ENTERTAINMENT-- 1.9%
     50,000         Echostar Satellite Broadcast
                      Corporation,
                      Sr. Secd. Disc. Notes,
                      (Eff. Yield 10.39%) (a),
                      0.00%, 3/15/04..................      41,500
                                                       -----------
                    RETAILING & WHOLESALE-- 4.1%
     90,000         Friendly's Ice Cream Corporation,
                      Sr. Notes,
                      10.50%, 12/1/07.................      91,125
                                                       -----------
 PRINCIPAL
  AMOUNT                                                  VALUE
------------------------------------------------------------------
CORPORATE BONDS-- CONTINUED
                    TELECOMMUNICATION SERVICES &
                    EQUIPMENT-- 6.2%
$    50,000         Brooks Fiber Properties,
                      Incorporated,
                      Sr. Disc. Notes,
                      (Eff. Yield 9.22%) (a),
                      0.00%, 11/1/06.................. $    39,875
    100,000         Tricom SA,
                      Sr. Notes,
                      11.38%, 9/1/04..................      97,000
                                                       -----------
                                                           136,875
                                                       -----------
                    TOTAL CORPORATE BONDS
                      (COST $741,277).................     736,838
                                                       -----------
FOREIGN BONDS (NON U.S. DOLLARS)-- 14.1%
    625,000         Denmark (Kingdom of), Deb.,
        DKK         8.00%, 5/15/03....................     102,992
 14,000,000         Spain (Government of),
        ESP         11.45%, 8/30/98...................      95,716
     60,000         United Kingdom Treasury,
        GBP         8.50%, 12/7/05....................     111,207
                                                       -----------
                    TOTAL FOREIGN BONDS (NON U.S.
                      DOLLARS)
                      (COST $306,289).................     309,915
                                                       -----------
U.S. TREASURY OBLIGATIONS-- 33.0%
                    U.S. Treasury Notes
$   350,000         6.63%, 5/15/07....................     370,454
    350,000         6.25%, 6/30/02....................     356,944
                                                       -----------
                      TOTAL TREASURY OBLIGATIONS
                        (COST $716,195)...............     727,398
                                                       -----------

SHORT-TERM INVESTMENTS-- 9.0% (COST $199,645)
    200,000         U.S. Treasury Bills,
                      4.92%, 1/15/98..................     199,645
                                                       -----------

                    TOTAL INVESTMENTS--
                      (COST $1,963,406)........   89.5%   1,973,796
                    OTHER ASSETS AND
                      LIABILITIES-- NET........    10.5     230,579
                                                ------- -----------
                    NET ASSETS.................  100.0% $ 2,204,375
                                                ------- -----------
                                                ------- -----------


(a) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

LEGEND OF PORTFOLIO ABBREVIATIONS:
DKK-- Danish Krone
ESP-- Spanish Peseta
GBP-- Pound Sterling

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST


                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 1997

                                                                                GROWTH          GLOBAL       AGGRESSIVE
                                               EVERGREEN      FOUNDATION      AND INCOME       LEADERS         GROWTH
                                                 FUND            FUND            FUND            FUND           FUND
ASSETS
  Investments, at value
    (identified cost, $17,849,520,
    $26,444,554, $25,820,238, $2,949,851,
    $1,528,423, $1,963,406,
    respectively)..........................   $22,424,347     $31,693,072     $32,466,868     $3,012,269     $1,684,769
  Foreign currency, at value (identified
    cost, $0, $0, $0, $31, $0, $4,201,
    respectively)..........................             0               0              0              31             0
  Cash.....................................        50,139         190,139          8,287               0       183,480
  Receivable for investments sold..........        54,932         207,221              0               0             0
  Receivable for Fund shares sold..........             0           5,056              0          20,299             0
  Dividends and interest receivable........        14,081         133,580         15,391           4,460           211
  Unamortized organization expense.........        13,702          13,704         13,702           8,448         8,475
  Prepaid expense and other assets.........           189             110            216           4,588            99
    Total assets...........................    22,557,390      32,242,882     32,504,464       3,050,095     1,877,034
LIABILITIES
  Payable for investments purchased........       929,049         369,199      1,387,518         135,956             0
  Due to custodian.........................             0               0              0           9,929             0
  Payable for Fund shares repurchased......             0               0              0               0             0
  Advisory fee payable.....................        14,692          21,677         20,033               0           461
  Due to related parties...................           628             782            736             122            37
  Accrued expenses and other liabilities...        12,859          10,861          8,259           4,624         8,222
    Total liabilities......................       957,228         402,519      1,416,546         150,631         8,720
NET ASSETS.................................   $21,600,162     $31,840,363     $31,087,918     $2,899,464     $1,868,314
NET ASSETS REPRESENTED BY
  Paid-in capital..........................   $16,699,746     $26,399,046     $24,373,685     $2,837,576     $1,749,486
  Undistributed net investment income
    (loss).................................             0               0              0            (513)         (253)
  Accumulated distributions in excess of
    net investment income..................          (985)         (5,485)        (4,790)              0             0
  Accumulated net realized gain (loss) on
    investments and foreign currency
    related transactions...................       326,574         198,284         72,393               0       (37,265)
  Net unrealized appreciation on
    investments and foreign currency
    related transactions...................     4,574,827       5,248,518      6,646,630          62,401       156,346
    Total net assets.......................   $21,600,162     $31,840,363     $31,087,918     $2,899,464     $1,868,314
SHARES OUTSTANDING.........................     1,450,979       2,351,230      2,032,687         268,669       168,377
NET ASSET VALUE PER SHARE..................   $     14.89     $     13.54     $    15.29      $    10.79     $   11.10

                                             STRATEGIC
                                               INCOME
                                                FUND
ASSETS
  Investments, at value
    (identified cost, $17,849,520,
    $26,444,554, $25,820,238, $2,949,851,
    $1,528,423, $1,963,406,
    respectively)..........................  $1,973,796
  Foreign currency, at value (identified
    cost, $0, $0, $0, $31, $0, $4,201,
    respectively)..........................       4,188
  Cash.....................................     220,494
  Receivable for investments sold..........           0
  Receivable for Fund shares sold..........           0
  Dividends and interest receivable........      23,816
  Unamortized organization expense.........       8,475
  Prepaid expense and other assets.........       1,542
    Total assets...........................   2,232,311
LIABILITIES
  Payable for investments purchased........           0
  Due to custodian.........................           0
  Payable for Fund shares repurchased......         582
  Advisory fee payable.....................           0
  Due to related parties...................      19,563
  Accrued expenses and other liabilities...       7,791
    Total liabilities......................      27,936
NET ASSETS.................................  $2,204,375
NET ASSETS REPRESENTED BY
  Paid-in capital..........................  $2,194,420
  Undistributed net investment income
    (loss).................................       1,266
  Accumulated distributions in excess of
    net investment income..................           0
  Accumulated net realized gain (loss) on
    investments and foreign currency
    related transactions...................      (1,626)
  Net unrealized appreciation on
    investments and foreign currency
    related transactions...................      10,315
    Total net assets.......................  $2,204,375
SHARES OUTSTANDING.........................     216,179
NET ASSET VALUE PER SHARE..................  $    10.20

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST

                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997

                                                                                    GROWTH       GLOBAL      AGGRESSIVE
                                                    EVERGREEN      FOUNDATION     AND INCOME     LEADERS       GROWTH
                                                       FUND           FUND           FUND         FUND*        FUND*
INVESTMENT INCOME
  Interest.......................................   $  101,158     $ 439,761      $ 175,355      $ 4,858      $  1,192
  Dividends (net of foreign withholding taxes of
    $0, $0, $41, $1,844, $28 and $0,
    respectively)................................      125,834       257,497        171,438       24,088         1,573
TOTAL INCOME.....................................      226,992       697,258        346,793       28,946         2,765
EXPENSES
  Management fee.................................      152,253       186,702        206,973       12,787         6,358
  Administrative services fees...................        3,373         8,318          7,404          515           354
  Transfer agent fees............................        3,841         2,585          3,221           49            37
  Custodian fees.................................       13,094        15,135         15,339        5,322         3,181
  Professional fees..............................       17,017        16,100         15,497       14,405        14,414
  Trustees' fees and expenses....................        2,463         1,872          2,019          390           521
  Insurance expenses.............................        8,684         8,437          8,946          935           563
  Printing.......................................        3,113         4,391          3,092        2,716         3,978
  Amortization of organization expenses..........        4,689         4,333          4,333        1,668         1,640
  Miscellaneous..................................        1,635           375            657           68           934
    Total expenses...............................      210,162       248,248        267,481       38,855        31,980
  Less: Indirectly paid expenses.................       (2,269)       (1,610)        (1,668)        (757)         (606)
  Fee waivers and/or reimbursement from
    Investment Adviser...........................      (47,624)      (20,317)       (47,995)     (24,670)      (20,795)
    Net expenses.................................      160,269       226,321        217,818       13,428        10,579
  Net investment income (loss)...................       66,723       470,937        128,975       15,518        (7,814)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  TRANSACTIONS
  Net realized gain (loss) on investments........    1,210,189     1,288,151      1,072,723        5,672       (37,265)
  Net realized loss on foreign currency related
    transactions.................................            0             0              0       (3,277)            0
  Net realized gain (loss) on investments and
    foreign currency related transactions........    1,210,189     1,288,151      1,072,723        2,395       (37,265)
  Net change in unrealized appreciation on
    investments and foreign currency related
    transactions.................................    3,658,731     3,805,707      5,223,120       62,401       156,346
  Net realized and unrealized gain on investments
    and foreign currency related transactions....    4,868,920     5,093,858      6,295,843       64,796       119,081
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS...................................   $4,935,643     $5,564,795     $6,424,818     $80,314      $111,267

                                                   STRATEGIC
                                                    INCOME
                                                     FUND*
INVESTMENT INCOME
  Interest.......................................   $70,641
  Dividends (net of foreign withholding taxes of
    $0, $0, $41, $1,844, $28 and $0,
    respectively)................................         0
TOTAL INCOME.....................................    70,641
EXPENSES
  Management fee.................................     6,441
  Administrative services fees...................       371
  Transfer agent fees............................        71
  Custodian fees.................................       962
  Professional fees..............................    14,436
  Trustees' fees and expenses....................       277
  Insurance expenses.............................       560
  Printing.......................................     4,669
  Amortization of organization expenses..........     1,640
  Miscellaneous..................................       242
    Total expenses...............................    29,669
  Less: Indirectly paid expenses.................      (260)
  Fee waivers and/or reimbursement from
    Investment Adviser...........................   (18,277)
    Net expenses.................................    11,132
  Net investment income (loss)...................    59,509
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  TRANSACTIONS
  Net realized gain (loss) on investments........     1,239
  Net realized loss on foreign currency related
    transactions.................................       (62)
  Net realized gain (loss) on investments and
    foreign currency related transactions........     1,177
  Net change in unrealized appreciation on
    investments and foreign currency related
    transactions.................................    10,315
  Net realized and unrealized gain on investments
    and foreign currency related transactions....    11,492
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS...................................   $71,001

* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1997

                                                                                GROWTH          GLOBAL       AGGRESSIVE
                                               EVERGREEN      FOUNDATION      AND INCOME       LEADERS         GROWTH
                                                 FUND            FUND            FUND           FUND*          FUND*
OPERATIONS
  Net investment income (loss).............   $    66,723     $   470,937     $  128,975      $   15,518     $  (7,814)
  Net realized gain (loss) on investments
    and foreign currency related
    transactions...........................     1,210,189       1,288,151      1,072,723           2,395       (37,265)
  Net change in unrealized appreciation on
    investments and and foreign currency
    related transactions...................     3,658,731       3,805,707      5,223,120          62,401       156,346
    Net increase in net assets resulting
      from operations......................     4,935,643       5,564,795      6,424,818          80,314       111,267
DISTRIBUTION TO SHAREHOLDERS
  From net investment income...............       (66,336)       (470,937)      (127,123 )       (13,693)            0
  In excess of net investment income.......             0         (18,569)             0               0             0
  From net realized gain on investments....      (899,946)     (1,300,033)    (1,004,449 )        (6,846)            0
    Total distributions to shareholders....      (966,282)     (1,789,539)    (1,131,572 )       (20,539)            0
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold................     7,331,021      11,637,130     10,949,903       2,913,597     1,903,355
  Net asset value of shares issued in
    reinvestment of distributions..........       966,282       1,789,539      1,131,572          20,539             0
  Payment for shares redeemed..............    (1,528,968)     (1,173,846)      (770,650)        (94,457)     (146,318)
    Net increase in net assets resulting
      from capital share transactions......     6,768,335      12,252,823     11,310,825       2,839,679     1,757,037
    Total increase in net assets...........    10,737,696      16,028,079     16,604,071       2,899,454     1,868,304
NET ASSETS
  Beginning of period......................    10,862,466      15,812,284     14,483,847              10            10
  END OF PERIOD............................   $21,600,162     $31,840,363     $31,087,918     $2,899,464     $1,868,314
  Undistributed net investment income
    (loss).................................             0               0              0            (513)         (253)
  Accumulated distributions in excess of
    net investment income..................          (985)         (5,485)        (4,790)              0             0

                                             STRATEGIC
                                               INCOME
                                               FUND*
OPERATIONS
  Net investment income (loss).............  $   59,509
  Net realized gain (loss) on investments
    and foreign currency related
    transactions...........................       1,177
  Net change in unrealized appreciation on
    investments and and foreign currency
    related transactions...................      10,315
    Net increase in net assets resulting
      from operations......................      71,001
DISTRIBUTION TO SHAREHOLDERS
  From net investment income...............     (58,403)
  In excess of net investment income.......           0
  From net realized gain on investments....      (3,203)
    Total distributions to shareholders....     (61,606)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold................   2,160,728
  Net asset value of shares issued in
    reinvestment of distributions..........      61,606
  Payment for shares redeemed..............     (27,364)
    Net increase in net assets resulting
      from capital share transactions......   2,194,970
    Total increase in net assets...........   2,204,365
NET ASSETS
  Beginning of period......................          10
  END OF PERIOD............................  $2,204,375
  Undistributed net investment income
    (loss).................................       1,266
  Accumulated distributions in excess of
    net investment income..................           0

* For the period from March 6, 1997 (commencement of operations) to December 31, 1997.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
                        Period ended December 31, 1996*

                                                                                                                        GROWTH
                                                                             EVERGREEN           FOUNDATION           AND INCOME
                                                                               FUND                 FUND                 FUND
OPERATIONS
  Net investment income..................................................   $    43,997          $   220,736          $   64,862
  Net realized gain on investments.......................................        42,797              304,381              16,894
  Net change in unrealized appreciation on investments...................       916,096            1,442,811           1,423,510
    Net increase in net assets resulting from operations.................     1,002,890            1,967,928           1,505,266
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income.............................................       (43,997)            (220,736)            (64,756)
  In excess of net investment income.....................................        (1,372)              (2,920)             (2,154)
  From net realized gain on investments..................................       (26,466)             (78,211)            (17,000)
  In excess of net realized gain on investments..........................             0                    0                 (31)
    Total distributions to shareholders..................................       (71,835)            (301,867)            (83,941)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold..............................................    10,637,851           14,456,301          13,455,462
  Net asset value of shares issued in reinvestment of distributions......        71,835              301,867              83,941
  Payment for shares redeemed............................................      (811,608)            (645,278)           (510,215)
    Net increase in net assets resulting from capital share
      transactions.......................................................     9,898,078           14,112,890          13,029,188
    Total increase in net assets.........................................    10,829,133           15,778,951          14,450,513
NET ASSETS
  Beginning of period....................................................        33,333               33,333              33,334
  END OF PERIOD..........................................................   $10,862,466          $15,812,284          $14,483,847
Accumulated distributions in excess of net investment income.............   $    (1,372)         $    (2,920)         $   (2,154)

* For the period from March 1, 1996 (commencement of operations) to December 31, 1996.

                  SEE COMBINED NOTES TO FINANCIAL STATEMENTS.

                             EVERGREEN VARIABLE TRUST

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

1. ORGANIZATION

Evergreen Variable Trust (the "Trust") is organized as a Massachusetts business trust with six separate investment series, Evergreen VA Fund ("Evergreen"), Evergreen VA Foundation Fund ("Foundation"), Evergreen VA Growth and Income Fund ("Growth and Income"), Evergreen VA Global Leaders Fund ("Global Leaders"), Evergreen VA Aggressive Growth Fund ("Aggressive Growth"), and Evergreen VA Strategic Income Fund ("Strategic Income"), collectively known as the "Funds". The Funds are registered under the Investment Company Act of 1940, as open-ended, diversified, management investment companies. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The investment adviser to Evergreen, Foundation, Growth and Income and Global Leaders is Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of First Union Corporation ("First Union"). Lieber & Co., a wholly owned subsidiary of First Union, provides certain sub-advisory services to Evergreen Asset in connection with its duties as investment adviser to Evergreen, Foundation, Growth and Income and Global Leaders. The Capital Management Group of First Union ("CMG") serves as the investment advisor to Aggressive Growth. Keystone Investment Management Company ("Keystone"), a wholly-owned subsidiary of First Union, is the investment adviser to Strategic Income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

SECURITY VALUATIONS-- Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sale price. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. International securities traded on an established exchange are valued on the basis of the last sales price on the exchange where primarily traded. Unlisted securities for which market quotations are not readily available are valued at a price quoted by one or more brokers. U.S. Government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities, mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which market quotations are not available from independent pricing services are valued at fair value as determined in good faith according to procedures approved by the Funds' Board of Trustees. Short-term investments with a remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

REPURCHASE AGREEMENTS-- Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

FOREIGN CURRENCY-- The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-- The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

                             EVERGREEN VARIABLE TRUST

SECURITY TRANSACTIONS AND INVESTMENT INCOME-- Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

DISTRIBUTIONS-- Dividends from net investment income and net realized capital gains on investments, if any, will be distributed at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for foreign currency related gains, net operating losses and certain distributions from real estate investment trusts.

FEDERAL TAXES-- The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable income and net taxable capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

Additionally, the Funds intend to meet the diversification standards on the underlying assets of a variable insurance contract under the Code. Failure to meet these standards would cause the disqualification of the variable insurance contract as an annuity contract or life insurance contract and would result in the immediate imposition of federal income tax on contract owners with respect to earnings allocable to the contract.

UNAMORTIZED ORGANIZATION EXPENSES-- Organization expenses are amortized to operations over a five-year period (from the date a Fund commenced operations) on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

                             EVERGREEN VARIABLE TRUST

3. SHARES OF BENEFICIAL INTEREST

The Funds have an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                                                YEAR ENDED
                                                                                                               DECEMBER 31,
                                                                                                            1997        1996*
EVERGREEN
Shares sold............................................................................................    540,931     1,018,981
Shares issued in reinvestment of distributions.........................................................     66,227         6,296
Shares redeemed........................................................................................   (108,385)      (76,404)
Net increase...........................................................................................    498,773       948,873
FOUNDATION
Shares sold............................................................................................    905,499     1,429,795
Shares issued in reinvestment of distributions.........................................................    135,505        26,433
Shares redeemed........................................................................................    (88,122)      (61,213)
Net increase...........................................................................................    952,882     1,395,015
GROWTH AND INCOME
Shares sold............................................................................................    786,872     1,260,584
Shares issued in reinvestment of distributions.........................................................     74,988         7,071
Shares redeemed........................................................................................    (53,607)      (46,555)
Net increase...........................................................................................    808,253     1,221,100
GLOBAL LEADERS**
Shares sold............................................................................................    275,213
Shares issued in reinvestment of distributions.........................................................      1,894
Shares redeemed........................................................................................     (8,439)
Net increase...........................................................................................    268,668
AGGRESSIVE GROWTH**
Shares sold............................................................................................    181,866
Shares issued in reinvestment of distributions.........................................................          0
Shares redeemed........................................................................................    (13,490)
Net increase...........................................................................................    168,376
STRATEGIC INCOME**
Shares sold............................................................................................    212,808
Shares issued in reinvestment of distributions.........................................................      6,063
Shares redeemed........................................................................................     (2,693)
Net increase...........................................................................................    216,178

 * For the period from March 1, 1996 (commencement of operations) to December 31, 1996.

** For the period from March 6, 1997 (commencement of operations) to December
   31, 1997.

                             EVERGREEN VARIABLE TRUST

4. INVESTMENT ADVISORY AND OTHER AFFILIATE TRANSACTIONS

Evergreen, Foundation, Growth and Income and Global Leaders have entered into investment advisory agreements with Evergreen Asset. In return for providing investment management and administrative services to each Fund, Evergreen Asset is paid a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 0.95% of each respective Fund's average daily net assets. Foundation pays an investment advisory fee at an annual rate of 0.825% of its average daily net assets.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Evergreen, Foundation, Growth and Income and Global Leaders, and also provides brokerage services with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the year ended December 31, 1997, Evergreen, Foundation, Growth and Income and Global Leaders incurred brokerage commissions of $16,810, $16,976, $17,413 and $1,965, respectively, with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset at no additional expense to the Funds.

Aggressive Growth has entered into an investment advisory agreement with CMG. In return for providing investment management and administrative services to the Fund, CMG is paid a management fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 0.60% of the Fund's average daily net assets.

Strategic Income has entered into an investment advisory agreement with Keystone. In return for providing investment management and administrative services to the Fund, Keystone is paid a management fee that is calculated and paid monthly. The management fee is computed at an annual rate of 2.0% of the Fund's gross investment income plus an amount which is determined by applying percentage rates, starting at 0.45% and declining as net assets increase to 0.20% per annum, to the average daily net assets of the Fund.

Each investment adviser has voluntarily agreed to reimburse the Funds to the extent that each Fund's annual operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 1.00%, excluding indirectly paid expenses, of its average daily net assets. For the year ended December 31, 1997, the investment advisers voluntarily waived and/or reimbursed the following amounts:

                                                          WAIVED     REIMBURSED
Evergreen..............................................   $47,286     $      0
Foundation.............................................    20,317            0
Growth and Income......................................    47,995            0
Global Leaders.........................................    12,787       11,883
Aggressive Growth......................................     6,280       14,437
Strategic Income.......................................     6,441       11,836

Each Fund has entered into an administrative services agreement with Evergreen Investment Services, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc., a subsidiary of First Union, to provide administrative services to each Fund. BISYS Fund Services ("BISYS") serves as sub-administrator to each Fund. As sub-administrator, BISYS provides the officers of the Funds. The administrator and sub-administrator for each Fund are entitled to an annual fee based on the daily average net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisers. The administration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of each Fund. The sub-administration fee is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

During the year ended December 31, 1997, the Funds paid or accrued to EIS the following amounts for administrative fees:

Evergreen.............................................................   $4,994
Foundation............................................................    7,044
Growth and Income.....................................................    6,751
Global Leaders........................................................      385
Aggressive Growth.....................................................      301
Strategic Income......................................................      323

                             EVERGREEN VARIABLE TRUST

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 1997 were as follows:

                                                        PURCHASES       SALES
Evergreen...........................................   $ 9,589,766    $4,601,677
Foundation..........................................    11,116,215     5,014,078
Growth and Income...................................    11,117,105     3,276,540
Global Leaders*.....................................     2,626,316       176,556
Aggressive Growth*..................................     2,057,255       528,832
Strategic Income*
    U.S. Government.................................       716,188             0
    Non-U.S. Government.............................     1,870,427       832,180

* For Global Leaders, Aggressive Growth and Strategic Income the above investment activity is for the period March 6, 1997 (commencement of operations) to December 31, 1997.

On December 31, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                        GROSS           GROSS
                                      UNREALIZED      UNREALIZED     NET UNREALIZED
                       TAX COST      APPRECIATION    DEPRECIATION     APPRECIATION
Evergreen..........   $17,849,520     $5,012,257      $ (437,430)      $4,574,827
Foundation.........    26,444,554      5,479,557        (231,039)       5,248,518
Growth and Income..    25,820,238      7,057,955        (411,325)       6,646,630
Global Leaders.....     2,949,851        225,880        (163,462)          62,418
Aggressive.........     1,533,365        265,641        (114,237)         151,404
Strategic Income...     1,964,133         23,573         (13,910)           9,663

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. FINANCING AGREEMENT

On October 31, 1996, a financing agreement among certain of the Evergreen Funds, State Street Bank & Trust ("State Street") and a group of banks (collectively, the "Banks") became effective. Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly among the Banks. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds. State Street served as agent for the Banks, and as agent was entitled to a fee of $15,000 which was allocated to all of the participating Funds. This agreement was terminated on October 31, 1997.

On October 31, 1997, a temporary financing agreement between the participating Funds and First Union became effective. Under this agreement, First Union provided a fully committed unsecured credit facility in the aggregate amount of $300 million. Borrowings under this facility bore interest at 1.00% per annum above the Federal Funds rate. State Street served as administrative agent under this agreement, but received no compensation for its services. This agreement was terminated on December 22, 1997.

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks (the "Banks") became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 million ($275 million committed and $125 million uncommitted). The credit facility is allocated among the Banks, under the terms of the financing agreement. The credit facility is to be accessed by the Funds for temporary or emergency purposes only and is subject to each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused portion of the committed facility, which will be allocated to all Funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the year ended December 31, 1997, the Funds had no borrowings under these agreements.

                             EVERGREEN VARIABLE TRUST

8. DEFERRED TRUSTEES' FEES

Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of December 31, 1997, the value of the Trustees deferral accounts was $4,223, $5,485, $4,790, $255, and $253 for Evergreen, Foundation, Growth and Income, Global Leaders and Aggressive Growth, respectively.

                                    EVERGREEN

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
  Evergreen Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Evergreen VA Funds listed below as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the years or periods listed below:

    EVERGREEN VA FUND-- statement of operations for the year ended December 31, 1997, statements of changes in net assets and financial highlights for the year ended December 31, 1997 and the period from March 1, 1996 (commencement of operations) through December 31, 1996.

    EVERGREEN VA FOUNDATION FUND-- statement of operations for the year ended December 31, 1997, statements of changes in net assets and financial highlights for the year ended December 31, 1997 and the period from March 1, 1996 (commencement of operations) through December 31, 1996.

    EVERGREEN VA GROWTH AND INCOME FUND-- statement of operations for the year ended December 31, 1997, statements of changes in net assets and financial highlights for the year ended December 31, 1997 and the period from March 1, 1996 (commencement of operations) through December 31, 1996.

    EVERGREEN VA GLOBAL LEADERS FUND-- statement of operations, statement of changes in net assets and financial highlights for the period from March 6, 1997 (commencement of operations) through December 31, 1997.

    EVERGREEN VA AGGRESSIVE GROWTH FUND-- statement of operations, statement of changes in net assets and financial highlights for the period from March 6, 1997 (commencement of operations) through December 31, 1997.

    EVERGREEN VA STRATEGIC INCOME FUND-- statement of operations, statement of changes in net assets and financial highlights for the period from March 6, 1997 (commencement of operations) through December 31, 1997.

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Evergreen VA Global Leaders Fund, Evergreen VA Aggressive Growth Fund and Evergreen VA Strategic Income Fund as of December 31, 1997, the results of their operations, changes in their net assets and financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

Boston, Massachusetts
January 30, 1998

This report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

      NOT         MAY LOSE VALUE
      FDIC        NO BANK GUARANTEE
    INSURED

                              EVERGREEN DISTRIBUTOR, INC.

                                                                      VA-AR97